                                                $298,114,000 (APPROXIMATE)

                                                GMAC RFC[GRAPHIC OMITTED]

                                     MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                                      SERIES 2007-SP3

                                                RAAC SERIES 2007-SP3 TRUST
                                                      ISSUING ENTITY

                                         RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                            DEPOSITOR (SEC FILE NO. 333-140609)

                                             RESIDENTIAL FUNDING COMPANY, LLC
                                                MASTER SERVICER AND SPONSOR

                                                    SEPTEMBER 26, 2007

---------------------------------------------------------------------------------------------------------------------------
                                                CREDIT SUISSE [GRAPHIC OMITTED]

                                       (JOINT LEAD MANAGER AND BOOK RUNNER)

                                                 GMAC RFC   [GRAPHIC OMITTED]
                                                   (JOINT LEAD MANAGER)

                                                    DISCLAIMER
   The issuer has filed a  registration  statement  (including a  prospectus)  with the SEC for the new offering to which  this free  writing  prospectus  relates.  Before  you  invest,  you should  read the  prospectus  in that registration  statement  and other  documents  the issuer has filed with the SEC for more  complete  information about the  issuer and this  offering.  You may get these  documents  for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  Credit  Suisse  Securities  (USA ) LLC will  arrange to send you the base prospectus at no charge if you request it by calling 1-800-221-1037.

   This free  writing  prospectus  does not  contain  all  information  that is required to be included in the base prospectus  and  the  prospectus  supplement.  This  free  writing  prospectus  is not an  offer  to  sell  or a solicitation  of an offer to buy these  securities  in any state where such offer,  solicitation  or sale is not permitted.

   The information in this free writing  prospectus,  if conveyed prior to the time of your contractual  commitment to  purchase  any of the  securities,  supersedes  any  information  contained  in any prior  similar  materials relating to the securities.  The information in this free writing  prospectus is preliminary,  and is subject to completion  or change.  This free  writing  prospectus  is being  delivered  to you  solely to provide  you with information about the offering of the securities  referred to in this free writing  prospectus and to solicit an offer to purchase the  Securities,  when,  as and if issued.  Any such offer to purchase made by you will not be accepted and will not  constitute a contractual  commitment by you to purchase any of the  securities,  until we have accepted your offer to purchase securities.

   You are advised that the terms of the securities,  and the  characteristics of the pool assets backing them, may change  (due,  among  other  things,  to the  possibility  that the  assets  that  comprise  the pool may become delinquent  or defaulted or may be removed or replaced and that similar or different  assets may be added to the pool, and that one or more classes of securities  may be split,  combined or  eliminated),  at any time prior to issuance or  availability  of a final  prospectus.  You are advised that  securities may not be issued that have the characteristics  described in these materials.  The underwriter's  obligation to sell such securities to you is conditioned on the assets and securities  having the  characteristics  described in these  materials.  If for any reason the issuer  does not deliver  such  securities,  the  underwriter  will  notify you,  and neither the issuer nor any  underwriter  will have any  obligation  to you to deliver all or any  portion of the  securities which you have committed to purchase,  and none of the issuer nor any  underwriter  will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

   The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

   The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you.  If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

                                                   $298,114,000
                                     (APPROXIMATE, SUBJECT TO +/- 5% VARIANCE)
                                            RAAC SERIES 2007-SP3 TRUST
                         Mortgage Asset-Backed Pass-Through Certificates, Series 2007-SP3
                                      Senior / Subordinate REMIC Certificates
------------------------------------------------------------------------------------------------------------------------------
                                                      EST. WAL         PMT.                      FINAL
                                                        (YEARS)       WINDOW       APPROX.     SCHEDULED         EXPECTED
-----------  APPROXIMATE     INITIAL     PRINCIPAL                   (MONTHS)      INITIAL    DISTRIBUTION      RATINGS(5)
   CLASS         SIZE       COUPON(1)       TYPE     CALL/MAT(2)   CALL/MAT(2)     C/E(3)       DATE(4)        S&P/MOODY'S
------------------------------------------------------------------------------------------------------------------------------
A-1                         1mL + [ ]%      SEN      2.12 / 2.32 1 - 90 / 1 - 218  26.95%    September 2037    AAA / Aaa
              $233,913,000
------------------------------------------------------------------------------------------------------------------------------
                            1mL + [ ]%      MEZ      5.21 / 5.83  45 - 90 / 45 -   19.30%    September 2037     AA / Aa2
M-1(6)         $24,496,000                                             191
                            1mL + [ ]%      MEZ      5.02 / 5.60  41 - 90 / 41 -   12.75%    September 2037      A / A2
M-2(6)         $20,973,000                                             176
                            1mL + [ ]%      MEZ      4.95 / 5.48  39 - 90 / 39 -    9.00%    September 2037   BBB+ / Baa1
M-3(6)         $12,008,000                                             158
                            1mL + [ ]%   MEZ/TURBO   0.74 / 0.74 1 - 20 / 1 - 20    6.90%    September 2037    BBB / Baa2
M-4(7)          $6,724,000
SB(8)(9)                                           Not Offered Hereby                                               NR
R(8)(10)                                           Not Offered Hereby                                               NR
------------------------------------------------------------------------------------------------------------------------------

(1)  The  Pass-Through  Rate for each class of Offered  Certificates  will be equal to the the least (i)  One-Month
     LIBOR plus the related margin,  (ii) the Net WAC Cap Rate and (iii) a 14.00% per annum hard cap. The margin on the Class A Certificates  will increase to 2x their original margin and the margin on the Class M Certificates will increase to 1.5x their original margin on the second  Distribution Date after the first possible Optional
     Termination Date. The holders of the Class A and Class M Certificates may also be entitled to certain payments under the yield maintenance agreement and swap agreement (as described herein).  One-Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date.

(2)  The weighted  average lives ("WAL") and Payment  Window assume  prepayments  occur at the  Prepayment  Pricing
     Assumption and the  certificates  pay on the 25th of each month beginning in October 2007. The WAL and Payment
     Window to Call assumes the 10% Optional Termination Date is exercised on the first eligible Distribution Date.
     The first expected Distribution Date is October 25, 2007.

(3)  Initial credit support ("C/E") for a class equals (i) the percentage of the  certificates (as a product of the
     mortgage  loan  balance)   subordinate  to  such  class  plus  (ii)  the  initial  O/C  amount.   The  initial
     overcollateralization ("O/C") amount on the Closing Date is expected to be equal to approximately 6.90% of the
     Cut-Off Date collateral balance.

(4)  Final Scheduled Distribution Date for any class is the 360th Distribution Date.

(5)  Ratings are subject to final rating agency approval.

(6)  It is not expected that the Class M Certificates  (except Class M-4) will receive principal  payments prior to the stepdown date.

(7)  Beginning on the first Distribution Date, 75% of monthly excess cashflow, as described herein, will be used to pay the principal balance of the Class M-4 Certificates until reduced to zero.

(8)  The Class SB and Class R Certificates are not offered hereby.

(9)  The Class SB Certificates represent the entitlement to certain remaining cash flows in respect of the Mortgage
     Loans following payment of principal and interest in respect of the Offered Certificates and to all prepayment penalty distributions, as described herein.

(10) The Class R Certificate is a non-economic REMIC tax residual.

 OVERVIEW OF THE RFC PRINCIPAL INVESTMENT ACTIVITIES PROGRAM

 The Mortgage Loans included in the trust were acquired and evaluated under Residential Funding's Principal Investment Activities
 ("PIA") Program.  The PIA Program, among other types of collateral, targets seasoned assets offered in the secondary market.  These loans may be called loans (from Residential Funding programs or otherwise), loans acquired as part of portfolio sales, may be loans with program exceptions or may be secured by unusual property types.  The loans may have document deficiencies or prior and/or current delinquencies or a combination of one or more of the foregoing.

  The PIA Program employs a value based investment strategy whereby it looks to acquire various types of loans at a price that the
  PIA Program deems to be undervalued at the time of purchase.  The PIA Program's process for acquiring a loan is intended to determine whether the characteristics of the loan, the borrower and the collateral, taken as a whole, represent an acceptable lending risk.  The factors considered may include:

-       the Mortgage Loan's payment terms and characteristics;
-       the borrower's credit profile, both currently and, if available, at origination;
-       an analysis of the mortgagor's ability and willingness to make full and timely repayment;
-       the value of the mortgaged property, as evidenced by a broker's price opinion, statistical value or comparison with real estate listings of comparable properties; and
-       the quality of the available legal documentation associated with the loan, including certain aspects of compliance.

  PIA's due diligence is tailored to address the particular risk profile of each acquisition.  In relation to the acquisition of the
  Mortgage Loans for this transaction, the due diligence performed by the PIA group included a review of a detailed loan tape with specific representations and warranties provided by the seller of such Mortgage Loans, in relation to, among other things, the accuracy of such data, together with a review of the underlying loans and the collateral files, but did not include a review of the credit files for the Mortgage Loans.

  The values of mortgaged properties securing loans acquired under the PIA Program obtained are generally compared to an estimated value, recent listings of comparable properties, statistical values and/or broker's price opinions.

 TRANSACTION OVERVIEW

 ISSUING ENTITY:                           RAAC Series 2007-SP3 Trust.

 CERTIFICATES:                             Class A-1, Class M-1, Class M-2, Class M-3, and Class M-4 Certificates are the "Offered
                                           Certificates".  In addition to the Offered Certificates, the trust fund will issue the
                                           Class SB and Class R Certificates.

                                           The Offered Certificates will be offered pursuant to the prospectus relating to the
                                           Offered Certificates (the "Prospectus").

 SENIOR CERTIFICATES:                      Class A-1 Certificates ("Class A Certificates").

 SUBORDINATE CERTIFICATES:                 Class M-1, Class M-2, Class M-3, and Class M-4 (the "Class M Certificates").

 ACCELERATED SUBORDINATE CERTIFICATES:     Class M-4 Certificates.

 DEPOSITOR:                                Residential Asset Mortgage Products, Inc. ("RAMP"), an affiliate of Residential Funding
                                           Company, LLC.

 MASTER SERVICER AND SPONSOR:              Residential Funding Company, LLC (the "Sponsor", "Master Servicer" or "RFC").
                                           GMAC Mortgage LLC (59.12%)
 SERVICERS (GREATER THAN 10%):             Homecomings Financial, LLC (25.13%)
                                           Litton Loan Servicing LP (10.50%)

 TRUSTEE & SUPPLEMENTAL INTEREST TRUSTEE:  LaSalle Bank, N.A.

 SWAP COUNTERPARTY:                        [TBD]

 YIELD MAINTENANCE AGREEMENT               [TBD]
 COUNTERPARTY:
                                           Credit Suisse Securities (USA) LLC and GMAC RFC Securities.
 LEAD MANAGERS:

 CUT-OFF DATE:                             September 1, 2007

 CLOSING DATE:                             October [9], 2007

 DISTRIBUTION DATES:                       The 25th day of each month (if such day is not a business day, the first business day thereafter), commencing in October 2007.

 FORM OF CERTIFICATES:                     The Offered Certificates will be available in book-entry form through DTC / Euroclear /
                                           Clearstream in same day funds.

 MINIMUM DENOMINATIONS:                    The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof.  The Class M-2
                                           Certificates, Class M-3 Certificates, and Class M-4 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

 DAY COUNT:                                Interest will accrue on the Offered Certificates on the basis of a 360-day year and the actual number of days elapsed in each Accrual Period.

 DELAY DAYS:                               0 days for the Offered Certificates.

 ACCRUAL PERIOD:                           Interest on the Offered Certificates accrues from the last Distribution Date (or in the case of the first Distribution Date, the Closing Date) through the day preceding the current Distribution Date.

 ACCRUED INTEREST:                        The Offered Certificates will settle flat on the Closing Date.

 DUE PERIOD:                               With respect to any Distribution Date is the one-month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution
                                           Date occurs and ending on the first day of the month in which such Distribution Date occurs.

 PREPAYMENT PERIOD:                        With respect to any Distribution Date is the immediately preceding calendar month.

 TAX STATUS:                               The Offered Certificates will be designated as regular interests in one or more REMICS and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

                                            Subject to the considerations described in the Prospectus Supplement, the Class A
 ERISA ELIGIBILITY:                         Certificates are expected to be considered eligible for purchase by any person investing assets of employee benefit plans or individual retirement accounts.  However, the Class
                                            A Certificates may not be acquired or held by any person investing assets of any such plans or individual retirement accounts before the termination of the Swap Agreement, unless such acquisition or holding is eligible for the exemptive relief available under the service provider exemption or one of the investor-based class exemptions described in the Prospectus Supplement.

 IRS CIRCULAR 230 NOTICE:                  Any discussion of the United States federal tax issues set forth in this document is written in connection with the promotion and marketing of the transaction described in this document. Such discussion is not intended or written to be legal or tax advice to any person and is not intended or written to be used, and cannot be used, by any person for the purpose of avoiding any United States federal income tax penalties that may be imposed on such person. Each investor should seek advice based on its particular circumstances from an independent tax advisor.

 SMMEA ELIGIBILITY:                        None of the Offered Certificates are expected to constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.
                                           On any Distribution Date on which the aggregate outstanding principal balance of the
 OPTIONAL TERMINATION DATE:                Mortgage Loans, after giving effect to distributions to be made on that Distribution
                                           Date, is less than 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date, the Master Servicer may, but will not be required to:

                                           o purchase from the trust all of the remaining Mortgage Loans and cause an early retirement of the certificates;
                                           or
                                           o purchase all of the certificates.

                                           An optional purchase of the certificates will cause the outstanding principal balance of the applicable certificates to be paid in full with accrued interest.

 EXPENSE FEE RATE:                         With respect to any Mortgage Loan, the Expense Fee Rate consists of the premium payable to the mortgage insurer on certain loans and the servicing fee for such Mortgage Loan.
                                           The servicing fee consists of subservicing and other related compensation payable to the sub-servicer, including compensation paid to the Master Servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.  The weighted average servicing fee as of the Cut-off Date is approximately 0. 61%.

 MORTGAGE LOANS:                           The Cut-Off Date collateral balance will be comprised of first lien, fixed-rate and adjustable-rate seasoned Mortgage Loans (the "Mortgage Loans") as follows:

                                            [GRAPHIC OMITTED][GRAPHIC OMITTED]

 PREPAYMENT PRICING ASSUMPTION:            In respect of the fixed-rate first lien Mortgage Loans, 18% HEP and in respect of the adjustable-rate Mortgage Loans, 100% PPC (2% CPR in month 1, building linearly to 25%
                                           CPR in month 12, remaining at 25% CPR until month 22, 45% CPR from month 23 to month 27, and 30% CPR in month 28 and thereafter).

 NET MORTGAGE RATE:                        With respect to any Mortgage Loan, the mortgage rate thereon minus the Expense Fee Rate.

 NET WAC CAP RATE:                         The Pass-Through Rate on each class of Offered Certificates with respect to each
                                           Distribution Date will be subject to a cap equal to the product of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period, minus the product of (a) a fraction, expressed as a percentage, the numerator of which is the product of (x) the amount of any net swap payments or Swap Termination Payment not due to a Swap Counterparty Trigger
                                           Event owed to the swap counterparty as of such distribution date and (y) 12 and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of such distribution date, and (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

 NET WAC CAP RATE SHORTFALL:               With respect to the Offered Certificates and any Distribution Date on which the Net WAC
                                           Cap Rate is used to determine the Pass-Through Rate of the Offered Certificates, an
                                           amount equal to the excess of (x) accrued certificate interest for the Offered
                                           Certificates calculated at a rate equal to the lesser of (i) One-Month LIBOR plus the related margin and (ii) 14.000% per annum, over (y) accrued certificate interest for the
                                           Offered Certificates calculated using the Net WAC Cap Rate.

  NET WAC CAP RATE SHORTFALL
  CARRY-FORWARD AMOUNT:                    With respect to any class of the Offered Certificates and any Distribution Date, an
                                           amount equal to the Net WAC Cap Rate Shortfall for such Distribution Date plus any Net
                                           WAC Cap Rate Shortfall unpaid from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by excess cashflow, payments under the yield maintenance agreement or swap payments, at a rate equal to the lesser of (i) One-Month
                                           LIBOR plus a related margin, and (ii) 14.000% per annum.

 PASS-THROUGH RATE:                        With respect to the Offered Certificates and any Distribution Date, a per annum rate equal to the least of (i) One-Month LIBOR plus the related margin, (ii) the Net WAC Cap
                                           Rate and (iii) 14.000%.

 CUT-OFF DATE PRINCIPAL BALANCE:           With respect to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off
                                           Date after giving effect to all installments of principal due in or prior to the month of September 2007, whether or not received, exclusive of any Arrearages.

 ARREARAGES:                                On the Cut-Off Date the total amount of  Arrearage  will be equal to $0. No  Arrearages will be  securitized  within  this  transaction.  In the event that a mortgage  loan is liquidated  before the  Arrearage of such loan is reduced to zero,  the  Arrearage  may reduce the liquidation proceeds available for distribution to certificateholders.

 STATED PRINCIPAL BALANCE:                  For any Mortgage Loan as of any date of determination,  its principal balance as of the cut-off date after  application  of all scheduled  principal  payments due on or before the cut-off  date,  whether  received or not, plus any Deferred  Interest  added to the principal  balance of the Mortgage  Loans  pursuant to the terms of the Mortgage  Note,
                                            reduced   by  all   amounts   allocable   to   principal   that  are   distributed   to
                                            certificateholders  before the date of  determination,  and as  further  reduced to the extent that any Realized  Loss thereon has been  allocated  to any  certificate  before that date.

 RELIEF ACT SHORTFALLS:                    With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act, as amended, or any similar legislation or regulation.  Relief Act Shortfalls will be covered by available Excess
                                           Cash Flow, payments under the Yield Maintenance Agreement or Net Swap Payments in the
                                           current period only.  Any Relief Act Shortfalls allocated to the Offered Certificates for the current period not covered by Excess Cash Flow, payments under the Yield
                                           Maintenance Agreement or Net Swap Payments in the current period will remain unpaid.
                                           Relief Act Shortfalls will be allocated on a pro rata basis among the Offered
                                           Certificates in accordance with the amount of accrued certificate interest that would have accrued absent these shortfalls.

 PREPAYMENT INTEREST SHORTFALL:            With respect to any Distribution Date, the aggregate shortfall, if any, in collections of interest resulting from mortgagor prepayments on the Mortgage Loans during the preceding calendar month. These shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as these prepayments in part are applied to reduce the outstanding principal balance of the Mortgage Loans as of the due date immediately preceding the date of prepayment. No assurance can be given that the amounts available to cover Prepayment Interest Shortfalls will be sufficient therefor.  Prepayment interest shortfall may be covered from eligible master servicing compensation, and to the extent not covered from eligible master servicing compensation, payments under the
                                           Yield Maintenance Agreement as described in clauses (3) and (4) under "Yield Maintenance
                                           Agreement", or net Swap payments as provided in clauses (3) and (4) under the "Swap
                                           Agreement".

 DEFERRED INTEREST:                        With respect to any Mortgage Loan providing for negative amortization, as of any date of determination, the amount, if any, by which the aggregate amount of interest accrued on such Mortgage Loan for such date of determination exceeds the monthly payment for such date of determination and which amount, pursuant to the terms of the related Mortgage
                                           Note, is added to the principal balance of such Mortgage Loan.

 DEFERRED INTEREST SHORTFALL:              With respect to any Class of the Class A and Class M Certificates and any Distribution
                                           Date for which Deferred Interest exists and upon which the accrued certificate interest on the Class A and Class M Certificates exceeds the available distribution amount on such Distribution Date, the lesser of (a) such excess and (b) the amount of such
                                           Deferred Interest.

 ELIGIBLE MASTER SERVICING COMPENSATION:   Prepayment Interest Shortfalls may be covered from master servicing compensation in the amount equal to the lesser of (i) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans on the immediately preceding Distribution Date and (ii) the reinvestment income received by the Master Servicer on amounts payable with respect to the mortgage loans for such Distribution Date.

 COUPON STEP UP:                           If Residential Funding Company, LLC or its designee does not exercise its right to purchase the remaining Mortgage Loans on the first possible Optional Termination Date, the margin on the Class A Certificates will increase to 2x the original margin and the margin for the Class M Certificates will increase to 1.5x the original margin on the second Distribution Date after the first possible Optional Termination Date.

 SWAP COUNTERPARTY TRIGGER EVENT:          An event of default under the swap agreement with respect to which the swap counterparty is a defaulting party (as defined in the swap agreement), a termination event under the swap agreement with respect to which the swap counterparty is the sole affected party
                                           (as defined in the swap agreement) or an additional termination event under the swap agreement with respect to which the swap counterparty is the sole affected party (as defined in the swap agreement).

 HOEPA:                                    None of the Mortgage Loans were subject to the Home Ownership and Equity Protection Act of 1994, referred to as the Homeownership Act or HOEPA.

 PROSPECTUS:                               The Class A and Class M Certificates will be offered pursuant to a base prospectus and a prospectus supplement (together, the "Prospectus").  Additional information with respect to the Class A and Class M Certificates and the Mortgage Loans is contained in the
                                           Prospectus.

CREDIT ENHANCEMENT

 A.  Subordination

 Credit enhancement for the Class A Certificates will include the subordination of the Class M Certificates.  Credit enhancement for any Class M Certificates will include the Class M Certificates with a lower payment priority and certain other non-offered certificates as described in the Prospectus.

 B.  Overcollateralization ("OC")

------------------------------------------ --------------------
Initial (% Orig)                                  6.90%
OC Target (% Orig)                                6.90%
Stepdown OC Target (% Current)                   18.00%
OC Floor (% Orig)                                 0.50%
------------------------------------------ --------------------

 C.  Excess Cash Flow

 For any Distribution Date, Excess Cash Flow will equal the sum of (i) the excess of the available distribution amount over the sum of (a) the interest distribution amount for the certificates and (b)
 the Principal Remittance Amount and (ii) any Overcollateralization Reduction Amount.  Excess Cash Flow
 may be used to protect the Class A Certificates and Class M Certificates against realized losses by making an additional payment of principal to cover the amount of the realized losses or by reimbursing the principal portion of realized losses incurred and allocated to the Offered Certificates that remain unreimbursed by making additional payment of principal to reach the required level of overcollateralization in the manner set forth in the excess cash flow waterfall.

 In addition, up to 75% of the Excess Cash Flow as described herein will be used to make additional payments of principal to the Class M-4 Certificates in the manner set forth in the excess cash flow waterfall.

 EXPECTED CREDIT SUPPORT PERCENTAGE:        CLASS              RATING (S/M)           INITIAL CREDIT      AFTER STEP-DOWN SUPPORT
                                                                                         SUPPORT
                                           Class A              AAA / Aaa                 26.95%                   53.90%
                                          Class M-1             AA / Aa2                  19.30%                   38.60%
                                          Class M-2              A / A2                   12.75%                   25.50%
                                          Class M-3            BBB+ / Baa1                9.00%                    18.00%
                                          Class M-4            BBB / Baa2                 6.90%                    13.80%

                                      For any class of Offered Certificates, the initial credit support is the aggregate
                                      Certificate Principal Balance of all Offered Certificates subordinate to such class as a percentage of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date,
                                      plus the initial Overcollateralization.

 SUBORDINATION PERCENTAGE:                         CLASS                         RATING (S/M)                 SUBORDINATION %
                                                  Class A                        AAA / Aaa                        46.10%
                                                 Class M-1                        AA / Aa2                        61.40%
                                                 Class M-2                         A / A2                         74.50%
                                                 Class M-3                      BBB+ / Baa1                       82.00%
                                                 Class M-4                       BBB / Baa2                       86.20%

 OVERCOLLATERALIZATION AMOUNT:        The Overcollateralization Amount with respect to any Distribution Date is the excess, if any, of (i) the aggregate Stated Principal Balance of the Mortgage Loans before giving effect to distributions of principal to be made on that Distribution Date, over (ii) the sum of the aggregate Certificate Principal Balance of the Class A and Class M Certificates, as
                                      of such date, before taking into account the distributions of principal to be made on such
                                      Distribution Date.

                                      The Overcollateralization Amount will initially be approximately 6.90% of the Cut-off Date
                                      Principal Balance of the Mortgage Loans.

  REQUIRED OVERCOLLATERALIZATION     As of any distribution date, (a) if such distribution date is prior to the Stepdown Date, the
  AMOUNT:                            sum of approximately 6.90%  of the aggregate Cut-off Date Principal Balance of the Mortgage
                                     Loans and an amount by which the Certificate Principal Balance of the Class M-4 Certificates
                                     have been reduced by any payments from Excess Cash Flow pursuant to clause (9) under the heading "Excess Cash Flow Distributions" below, on any prior distribution dates, or (b) if such distribution date is on or after the Stepdown Date, the lesser of (i) the sum of (1)
                                     approximately 6.90%  of the aggregate Cut-off Date Principal Balance of the Mortgage Loans and
                                     (2) the amount by which the Certificate Principal Balances of the Class M-4 Certificates have been reduced by any payments from Excess Cash Flow pursuant to clause (9) under the heading
                                     "Excess Cash Flow Distributions" below, on any prior distribution dates and (ii) the greater of (1) the excess of (x) approximately 18.00%  of the then current aggregate outstanding
                                     Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date over (y) the aggregate Class Certificate Balance of the Class M-4
                                     Certificates and (2) the Overcollateralization Floor.  Notwithstanding the foregoing, if a
                                     Trigger Event is in effect, the Required Overcollateralization Amount shall be an amount equal to the Required Overcollateralization Amount for the immediately preceding distribution date plus any amount by which the Certificate Principal Balances of the Class M-4 Certificates have been reduced by any payments of Excess Cash Flow pursuant to clause (9) under the heading
                                     "Excess Cash Flow Distributions" for the prior distribution date.

  OVERCOLLATERALIZATION FLOOR:       An amount equal to 0.50% of the Cut-off Date Principal Balance of the Mortgage Loans;
                                     provided, however, with respect to any Distribution Date on or after Distribution Date in
                                     September 2027, the "Overcollateralization Floor" with respect to such Distribution Date shall be the greater of (i) an amount equal to 0.50% of the Cut-off Date Principal Balance of the
                                     Mortgage Loans, or (ii) the sum of (a) the aggregate Stated Principal Balance of the Mortgage
                                     Loans for which the original term to maturity is 40 years before giving effect to distributions of principal to be made on such Distribution Date, and (b) 0.10% of the Cut-Off
                                     Date Balance.

  OVERCOLLATERALIZATION REDUCTION    With respect to any Distribution Date, the amount equal to the lesser of (a) the excess of the
  AMOUNT:                            Overcollateralization Amount over the Required Overcollateralization Amount for that
                                     Distribution Date and (b) the Principal Remittance Amount for that Distribution Date.

  OVERCOLLATERALIZATION INCREASE     With respect to any Distribution Date, an amount equal to the lesser of (1) the sum of (a) the
  AMOUNT:                            Excess Cash Flow available for payment of the Overcollateralization Increase Amount for that
                                     Distribution Date, as provided in clause (3) under the heading "Excess Cash Flow
                                     Distributions" below and (b) any available amounts as provided in clause (2) under the "Yield
                                     Maintenance Agreement" and clause (2) under the "Swap Agreement", and (2) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the
                                     Overcollateralization Amount for that Distribution Date.

  STEPDOWN DATE:                     The earlier to occur of (i) the Distribution Date immediately succeeding the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero or (ii) the later to occur of (x) the Distribution Date in October 2010 (37th
                                     Distribution Date) and (y) the first Distribution Date on which the Senior Enhancement
                                     Percentage (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loans, but prior to any distribution of principal to the holders of the Certificates) is equal to or greater than approximately 53.90%.

  SENIOR ENHANCEMENT PERCENTAGE:     On any Distribution Date, the Senior Enhancement Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate Certificate Principal Balance of the Class
                                     M Certificates immediately prior to that Distribution Date and (y) the Overcollateralization
                                     Amount, in each case prior to the distribution of the Principal Distribution Amount on such
                                     Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

  EXCESS CASH FLOW:                  For any Distribution Date, the sum of (a) the excess of the available distribution amount over the sum of (x) the interest distribution amount for the Offered Certificates for that
                                     Distribution Date and (y) the Principal Remittance Amount for that Distribution Date and (b)
                                     any Overcollateralization Reduction Amount, if any, for that Distribution Date.

                                     Excess Cash Flow may be used, among other things, to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

 SIXTY-PLUS DELINQUENCY PERCENTAGE:  With respect to any distribution date, the fraction,  expressed as a percentage,  equal to (x)
                                     the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  that are 60 or more  days delinquent  in payment  of  principal  and  interest  for that  Distribution  Date,  including
                                     Mortgage Loans in foreclosure and REO, Mortgage Loans which were repurchased,  substituted for or for which a modification  to the related  mortgage note was made after the Cut-Off Date, in each case during the period which  includes the previous  twelve  Distribution  Dates over (y)
                                     the sum of (i) the  aggregate  Stated  Principal  Balance of all  Mortgage  Loans  immediately preceding that  distribution  date and (ii) the Mortgage Loans which were  repurchased  during the period which includes the previous twelve Distribution Dates.

 TRIGGER EVENT:                      A Trigger Event will be in effect for any  Distribution  Date on or after the Stepdown Date if
                                     EITHER of the following two events has occurred with respect to that Distribution Date:

                                    1.       the three-month average of the Sixty-Plus  Delinquency Percentage for such Distribution
                                                 Date and the preceding two  Distribution  Dates equals or exceeds  [29.68%] of the
                                                 Senior Enhancement Percentage for that Distribution Date;

                                    2.       on or after the  Distribution  Date in October 2009 the cumulative  realized  losses on the Mortgage  Loans as a percentage of the Cut-off Date  Principal  Balance of the
                                                 Mortgage Loans exceed the following amounts:

                                    --------------------------------------------------------------------------------------------------
                                                  Distribution Date                            Required Loss Percentage
                                    --------------------------------------------------------------------------------------------------
                                    --------------------------------------------------------------------------------------------------
                                    October 2009 through September 2010          [1.90%] with respect to month 25, plus an
                                    (Distribution Dates 25 to 36)                additional 1/12 of [ 2.35%] for each month
                                                                                 thereafter
                                    --------------------------------------------------------------------------------------------------
                                    --------------------------------------------------------------------------------------------------
                                    October 2010 through September 2011          [4.25%] with respect to month 37, plus an
                                    (Distribution Dates 37 to 48)                additional 1/12 of [2.50%] for each month thereafter
                                    --------------------------------------------------------------------------------------------------
                                    --------------------------------------------------------------------------------------------------
                                    October 2011 through September 2012          [6.75%] with respect to month 49, plus an
                                    (Distribution Dates 49 to 60)                additional 1/12 of [1.50%] for each month thereafter
                                    --------------------------------------------------------------------------------------------------
                                    --------------------------------------------------------------------------------------------------
                                    October 2012 through September 2013          [8.25%] with respect to month 61, plus an
                                    (Distribution Dates 61 to 72)                additional 1/12 of [0.50%] for each month thereafter
                                    --------------------------------------------------------------------------------------------------
                                    --------------------------------------------------------------------------------------------------
                                    October 2013 and thereafter                  [8.75%]
                                    (Distribution Dates 73+)
                                    --------------------------------------------------------------------------------------------------

 YIELD MAINTENANCE AGREEMENT
  Any amounts payable under the Yield Maintenance Agreement on each Distribution Date will be distributed as follows:

 On any Distribution Date, to the extent not already covered by Excess Cash Flow, payments received by the trust under the Yield
 Maintenance Agreement will be allocated among the certificates as set forth in the Prospectus in the following order of priority:
1.       as part of the Principal Distribution Amount, to pay to the holders of the Offered Certificates, in the priority described under "Principal Distributions" below, in reduction of their Certificate Principal Balances, the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;
2.       to pay the holders of the Offered Certificates as part of the Principal Distribution Amount, in the priority described under "Principal Distributions" below, any Overcollateralization Increase Amount;
3.       to pay the holders of the Offered Certificates, the amount of any Prepayment Interest Shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on Prepayment Interest Shortfalls allocated thereto, to the extent not covered by the Eligible Master Servicing Compensation on that Distribution Date;
4.       to pay to the holders of the Offered Certificates, any Prepayment Interest Shortfalls remaining unpaid from prior
             Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;
5.       to pay to the holders of the Class A Certificates, and then to the Class M-1, Class M-2, Class M-3, and Class M-4
             Certificates in that order of priority, the amount of any Net WAC Cap Rate Shortfall Carry-Forward Amounts remaining unpaid as of that Distribution Date;
6.       to pay to the holders of the Offered Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;
7.       to pay to the holders of the Class A Certificates, and then to the Class M-1, Class M-2, Class M-3 and Class M-4
             Certificates in that order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;
8.       to pay any swap termination payments owed to the swap counterparty due to a Swap Counterparty Trigger Event; and
9.       to pay any balance remaining as provided in the pooling and servicing agreement.

  SWAP AGREEMENT

 On any Distribution Date, net swap payments received from the swap counterparty by the supplemental interest trust will be deposited by the trustee into the Supplemental Interest Trust account and, to the extent not already covered by Excess Cash
 Flow and payments received by the trust under the Yield Maintenance Agreement, will be allocated among the certificates as set forth in the Prospectus in the following order of priority:

1.       as part of the Principal Distribution Amount, to pay to the holders of the Offered Certificates, in the priority described under "Principal Distributions" below, in reduction of their Certificate Principal Balances, the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;
2.       to pay the holders of the Offered Certificates as part of the Principal Distribution Amount, in the priority described under "Principal Distributions" below, any Overcollateralization Increase Amount;
3.       to pay the holders of Offered Certificates, the amount of any Prepayment Interest Shortfalls allocated thereto for that
            Distribution Date, on a pro rata basis based on Prepayment Interest Shortfalls allocated thereto, to the extent not covered by the Eligible Master Servicing Compensation on that Distribution Date;
4.       to pay to the holders of the Offered Certificates, any Prepayment Interest Shortfalls remaining unpaid from prior
            Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;
5.       to pay to the holders of the Class A Certificates, and then to the Class M-1, Class M-2, Class M-3 and Class M-4
            Certificates in that order of priority, the amount of any Net WAC Cap Rate Shortfall Carry-Forward Amounts remaining unpaid as of that Distribution Date;
6.       to pay to the holders of the Offered Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;
7.       to pay to the holders of the Class A Certificates, and then to the Class M-1, Class M-2, Class M-3, and Class M-4
            Certificates in that order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and
8.       to pay any balance remaining as provided in the pooling and servicing agreement.

DISTRIBUTIONS

INTEREST DISTRIBUTIONS:
                                       On each Distribution Date, accrued and unpaid interest (less any Prepayment Interest
                                       Shortfalls not covered by Eligible Master Servicing Compensation, any Relief Act Shortfalls
                                       or any Deferred Interest Shortfall) will be paid to the holders of Offered Certificates to the extent of the available distribution amount as described in the Prospectus in the following order of priority:

                                      1.       To the Class A Certificates;
                                      2.       To the Class M-1 Certificates;
                                      3.       To the Class M-2 Certificates;
                                      4.       To the Class M-3 Certificates; and
                                      5.       To the Class M-4 Certificates.
PRINCIPAL DISTRIBUTIONS:
                                       On each Distribution Date, the Principal Distribution Amount will be distributed as follows:

                                      1.       To the Class A-1 Certificates, the Class A Principal Distribution Amount until the
                                                   Certificate Principal Balance of the Class A Certificates is reduced to zero.
                                      2.       To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the
                                                   Certificate Principal Balance of the Class M-1 Certificates is reduced to zero;
                                      3.       To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the
                                                   Certificate Principal Balance of the Class M-2 Certificates is reduced to zero;
                                      4.       To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the
                                                   Certificate Principal Balance of the Class M-3 Certificates is reduced to zero;
                                                   and
                                      5.       To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the
                                                   Certificate Principal Balance of the Class M-4 Certificates is reduced to zero.

CAPITALIZATION REIMBURSEMENT AMOUNT:
                                       With respect to any Distribution Date, the amount of Advances or Servicing Advances that were added to the outstanding principal balance of the Mortgage Loans during the preceding calendar month on or prior to such distribution date and for which the master servicer or subservicer is entitled to be reimbursed, plus the Capitalization Reimbursement Shortfall
                                       Amount remaining unreimbursed from any prior distribution date and reimbursed to the master servicer or servicer on or prior to such distribution date. The master servicer or subservicer will be entitled to be reimbursed for Capitalized Reimbursement Amounts only from the principal collections on the related Mortgage Loans.
CAPITALIZATION REIMBURSEMENT
SHORTFALL AMOUNT:                      With respect to any Distribution Date, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the principal balance of the Mortgage Loans during the preceding calendar month exceeds the amount of principal payments on those Mortgage
                                       Loans included in the related Available Distribution Amount for that distribution date.
EXCESS CASH FLOW DISTRIBUTIONS:
                                       On any Distribution Date, the Excess Cash Flow and subsequent recoveries received by the
                                       Master Servicer with respect to any defaulted Mortgage Loan will be allocated among the certificates as set forth in the Prospectus in the following order of priority:

                                      1.       as part of the Principal Distribution Amount, to pay to the holders of the Class A
                                                   Certificates and Class M Certificates, in the priority described under
                                                   "Principal Distributions" below, in reduction of their Certificate Principal
                                                   Balances, the principal portion of realized losses previously allocated to reduce the Certificate Principal Balance of any class of Class A or Class M
                                                   Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries for that Distribution Date;
                                      2.       as part of the Principal Distribution Amount, to pay to the holders of the Class A
                                                   Certificates and Class M Certificates, in the priority described under
                                                   "Principal Distributions" below, in reduction of their Certificate Principal
                                                   Balances, the principal portion of realized losses incurred on the Mortgage
                                                   Loans for the preceding calendar month;
                                      3.       to pay the holders of the Class A Certificates and Class M Certificates as part of the Principal Distribution Amount, in the priority described under "Principal
                                                   Distributions" below, any Overcollateralization Increase Amount;
                                      4.       to pay the holders of Class A Certificates and Class M Certificates, the amount of any Prepayment Interest Shortfalls allocated thereto for that Distribution
                                                   Date, on a pro rata basis based on Prepayment Interest Shortfalls allocated thereto, to the extent not covered by the Eligible Master Servicing
                                                   Compensation on that Distribution Date;
                                      5.       to pay to the holders of the Class A Certificates and Class M Certificates, any
                                                   Prepayment Interest Shortfalls remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;
                                      6.       to pay to the holders of the Class A Certificates, and then to the Class M-1, Class
                                                   M-2, Class M-3, and Class M-4 Certificates in that order of priority, the amount of any Net WAC Cap Rate Shortfall Carry-Forward Amounts remaining unpaid as of that Distribution Date;
                                      7.       to pay to the holders of the Class A Certificates and Class M Certificates, the
                                                   amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;
                                      8.       to pay to the holders of the Class A Certificates, and then to the Class M-1, Class
                                                   M-2, Class M-3, and Class M-4 Certificates in that order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;
                                      9.       to pay the holders of the Class M-4 Certificates, as principal, an amount equal to
                                                   75% of the Excess Cash Flow remaining after payment of priorities (1) through
                                                   (8), after application of the Principal Distribution Amount for that distribution date, until the Certificate Principal Balance of the Class M-4
                                                   Certificates has been reduced to zero;
                                      10.      to pay any swap termination payments owed to the swap counterparty due to a Swap
                                                   Counterparty Trigger Event; and
                                      11.      to pay any balance remaining as provided in the pooling and servicing agreement.
PRINCIPAL REMITTANCE AMOUNT:
                                       For any Distribution Date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of
                                       Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and
                                       (iii) the principal portion of all other unscheduled collections received on the Mortgage
                                       Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

PRINCIPAL DISTRIBUTION AMOUNT:          For any Distribution Date, the lesser of (a) the excess of (x) the available distribution amount (inclusive of any net swap payments and Yield Maintenance Agreement payments received by the trustee on that distribution date) over (y) the Interest Distribution
                                        Amount and (b) the sum of the following amounts:

                                      1.       the Principal Remittance Amount for the Mortgage Loans,
                                      2.       the lesser of (a) subsequent recoveries for that Distribution Date and (b) the principal portion of any realized losses allocated to any class of Class A and
                                               Class M Certificates on a prior Distribution Date and remaining unpaid;
                                      3.       the sum of (I) the lesser of (a) the Excess Cash Flow for that Distribution Date, to the extent not used in the clause (2) above on such Distribution Date, and (b) the principal portion of any realized losses incurred, or deemed to have been incurred, on any Mortgage Loans in the calendar month preceding that Distribution Date to the extent covered by Excess Cash Flow for that Distribution Date; (II) the principal portion of any Realized Losses incurred, or deemed to have been incurred, on any
                                               Mortgage Loans in the calendar month preceding that Distribution Date to the extent covered by payments under the Yield Maintenance Agreement for that Distribution
                                               Date; and (III) the principal portion of any Realized Losses incurred, or deemed to have been incurred, on any Mortgage Loans in the calendar month preceding that
                                               Distribution Date to the extent covered by payments made by the swap counterparty for that Distribution Date; and
                                      4.       the sum of (I) the lesser of (a) the Excess Cash Flow for that Distribution Date, to the extent not used pursuant to the clause (2) and clause (3) above on such
                                               Distribution Date, and (b) the amount of any Overcollateralization Increase Amount
                                               (provided for purposes of this clause, the Overcollateralization Increase Amount will be calculated without giving effect to the availability of the amounts described in clause (9) under the heading "Excess Cash Flow Distributions" for that
                                               Distribution Date); (II) the amount of any Overcollateralization Increase Amount for that Distribution Date to the extent covered by payments under the Yield
                                               Maintenance Agreement and (III) the amount of any Overcollateralization Increase
                                               Amount for that Distribution Date to the extent covered by payments made by the swap counterparty;

                                           minus

                                      5.       the amount of any Overcollateralization Reduction Amount for that Distribution Date;
                                      6.       the amount of any Deferred Interest paid out of principal collections as part of the related Interest Distribution Amount for that distribution date, as described under
                                               "Interest Distributions" above;
                                      7.       any Capitalization Reimbursement Amount; and
                                      8.       any net swap payments or Swap Termination Payment not due to a Swap Counterparty
                                               Trigger Event owed to the swap counterparty to the extent not previously paid from interest or principal collections on the Mortgage Loans.

                                       In no event will the Principal Distribution Amount on any Distribution Date be less than zero or greater than the outstanding aggregate Certificate Balance of the Class A and Class
                                       M Certificates.

CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
                                        With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the
                                        Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal
                                        Distribution Amount for that Distribution Date or (ii) on or after the Stepdown Date if a
                                        Trigger Event is not in effect for that Distribution Date, the lesser of (a) the Principal
                                        Distribution Amount for that Distribution Date and (b) the excess, if any, of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable
                                        Subordination Percentage and the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to the distributions to be made on such Distribution Date minus the Overcollateralization Floor.
CLASS M-1 PRINCIPAL DISTRIBUTION
AMOUNT:                                 With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the
                                        Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining
                                        Principal Distribution Amount for that Distribution Date after distribution of the Class A
                                        Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining  Principal
                                        Distribution Amount for that Distribution Date after distribution of the Class A Principal
                                        Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate Certificate
                                        Principal Balance of the Class A Certificates, after taking into account the payment of the Class A Principal Distribution Amount for that Distribution Date and (ii) the
                                        Certificate Principal Balance of the Class M-1 Certificates immediately prior to that
                                        Distribution Date over (y) the lesser of (i) the product of the applicable Subordination
                                        Percentage and the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate Stated
                                        Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the Overcollateralization Floor.
CLASS M-2 PRINCIPAL DISTRIBUTION
AMOUNT:                                 With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the
                                        Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining
                                        Principal Distribution Amount for that Distribution Date after distribution of the Class A
                                        Principal Distribution Amount and the Class M-1 Principal Distribution Amount, or (ii) on
                                        or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal
                                        Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate Certificate
                                        Principal Balance of the Class A Certificates and Class M-1 Certificates, after taking into account the payment of the Class A Principal Distribution Amount and Class M-1 Principal
                                        Distribution Amount for that Distribution Date and (ii) the Certificate Principal Balance
                                        of the Class M-2 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the aggregate
                                        Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate Stated Principal Balance of the
                                        Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the Overcollateralization Floor.
CLASS M-3 PRINCIPAL DISTRIBUTION
AMOUNT:                                 With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the
                                        Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining
                                        Principal Distribution Amount for that Distribution Date after distribution of the
                                        Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the
                                        Class M-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger
                                        Event is not in effect for that Distribution Date, the lesser of (a) the remaining
                                        Principal Distribution Amount for that Distribution Date after distribution of the Class A
                                        Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class
                                        M-2 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate
                                        Certificate Principal Balance of the Class A Certificates, Class M-1 Certificates and Class
                                        M-2 Certificates, after taking into account the payment of the Class A Principal
                                        Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal
                                        Distribution Amount for that Distribution Date and (ii) the Certificate Principal Balance
                                        of the Class M-3 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the aggregate
                                        Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate Stated Principal Balance of the
                                        Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the Overcollateralization Floor.
CLASS M-4 PRINCIPAL DISTRIBUTION
AMOUNT:                                 With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the
                                        Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining
                                        Principal Distribution Amount for that Distribution Date after distribution of the Class A
                                        Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2
                                        Principal Distribution Amount and the Class M-3 Principal Distribution Amount or (ii) on or
                                        after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal
                                        Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3
                                        Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate
                                        Certificate Principal Balance of the Class A Certificates, Class M-1 Certificates, Class
                                        M-2 Certificates and Class M-3 Certificates, after taking into account the payment of the
                                        Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2
                                        Principal Distribution Amount and Class M-3 Principal Distribution Amount for that
                                        Distribution Date and (ii) the Certificate Principal Balance of the Class M-4 Certificates
                                        immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the aggregate Stated Principal Balance of the
                                        Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the Overcollateralization Floor.

ALLOCATION OF LOSSES:                 Any realized losses will be allocated in the following order of priority:

                                      1.       To Excess Cash Flow for the related Distribution Date;
                                      2.       To amounts available under the Yield Maintenance Agreement;
                                      3.       To Net Swap Payments received from the Swap Counterparty;
                                      4.       To the Overcollateralization Amount, until reduced to zero;
                                      5.       To the Class M-4 Certificates, until reduced to zero;
                                      6.       To the Class M-3 Certificates, until reduced to zero;
                                      7.       To the Class M-2 Certificates, until reduced to zero;
                                      8.       To the Class M-1 Certificates, until reduced to zero; and
                                      9.       To the Class A Certificates, until reduced to zero.

                                            YIELD MAINTENANCE AGREEMENT

   On the Closing Date, the Trustee will enter into a Yield  Maintenance  Agreement with [TBD]  ("Counterparty")
   for the  benefit of the Class A and Class M  Certificates.  On each  Distribution  Date in or after  November
   2007,  payments under the Yield Maintenance  Agreement will be made based on an amount equal to the lesser of
   (a) the notional amount set forth in the table below and (b) the outstanding  aggregate Certificate Principal
   Balance  of the  Class  A and  Class  M  Certificates  immediately  preceding  that  Distribution  Date.  The
   Counterparty  will be obligated to make monthly  payments to the Trustee  when  one-month  LIBOR  exceeds the strike rates set forth below  beginning with the  Distribution  Date in November 2007. The Yield  Maintenance
   Agreement will terminate after the Distribution Date in September 2013.

                                    NOTIONAL                               DISTRIBUTION       NOTIONAL
   PERIOD     DISTRIBUTION DATE    BALANCE ($)    STRIKE (%)    PERIOD         DATE          BALANCE ($)     STRIKE (%)
------------- ------------------ ---------------- ------------ ---------- ---------------- ---------------- --------------
     1          October 2007           N/A            N/A         37       October 2010     7,233,301.35        5.15%
     2          November 2007     1,274,897.32       5.85%        38       November 2010    7,217,123.36        5.15%
     3          December 2007     2,642,623.55       5.86%        39       December 2010    7,196,535.36        5.16%
     4          January 2008      4,064,131.16       5.54%        40       January 2011     7,154,697.12        5.17%
     5          February 2008     5,524,396.79       5.44%        41       February 2011    7,126,306.46        5.18%
     6           March 2008       6,961,144.15       5.21%        42        March 2011      7,094,218.74        5.19%
     7           April 2008       8,315,904.81       5.08%        43        April 2011      7,058,677.43        5.20%
     8            May 2008        9,553,593.41       4.94%        44         May 2011       7,019,913.78        5.21%
     9            June 2008       10,731,805.12      4.82%        45         June 2011      6,978,147.27        5.22%
     10           July 2008       11,713,761.67      4.88%        46         July 2011      6,910,620.41        5.24%
     11          August 2008      12,705,474.76      4.82%        47        August 2011     6,842,705.42        5.26%
     12        September 2008     13,616,808.84      4.78%        48      September 2011    6,771,535.82        5.28%
     13         October 2008      14,440,899.91      4.74%        49       October 2011     6,721,349.55        5.30%
     14         November 2008     15,236,568.91      4.70%        50       November 2011    6,634,951.19        5.32%
     15         December 2008     16,018,389.15      4.68%        51       December 2011    6,509,051.92        5.34%
     16         January 2009      16,445,654.98      4.66%        52       January 2012     6,145,070.64        5.36%
     17         February 2009     15,186,215.84      4.65%        53       February 2012    5,596,186.42        5.38%
     18          March 2009       10,647,672.45      4.64%        54        March 2012      5,411,115.75        5.40%
     19          April 2009       10,335,228.11      4.65%        55        April 2012      5,348,193.06        5.41%
     20           May 2009        10,631,273.39      4.66%        56         May 2012       5,313,680.92        5.43%
     21           June 2009       10,817,891.09      4.67%        57         June 2012      5,277,613.41        5.44%
     22           July 2009       10,867,707.61      4.69%        58         July 2012      5,240,055.16        5.45%
     23          August 2009      10,955,366.75      4.72%        59        August 2012     5,201,122.92        5.45%
     24        September 2009     11,023,188.00      4.76%        60      September 2012    5,160,906.01        5.46%
     25         October 2009      10,895,841.49      4.79%        61       October 2012     5,119,490.24        5.46%
     26         November 2009     10,933,016.93      4.83%        62       November 2012    5,076,951.38        5.46%
     27         December 2009     10,767,044.06      4.88%        63       December 2012    5,033,374.35        5.46%
     28         January 2010      10,559,206.57      4.92%        64       January 2013     4,988,835.09        5.47%
     29         February 2010     8,884,357.09       4.96%        65       February 2013    4,943,406.54        5.47%
     30          March 2010       7,341,574.89       4.99%        66        March 2013      4,897,158.67        5.48%
     31          April 2010       7,316,492.19       5.03%        67        April 2013      4,850,158.48        5.48%
     32           May 2010        7,267,296.79       5.06%        68         May 2013       4,802,470.32        5.49%
     33           June 2010       7,277,870.75       5.09%        69         June 2013      4,754,155.77        5.50%
     34           July 2010       7,264,201.36       5.11%        70         July 2013      4,705,273.87        5.51%
     35          August 2010      7,250,978.59       5.13%        71        August 2013     4,655,799.28        5.52%
     36        September 2010     7,244,691.28       5.14%        72      September 2013    4,605,857.26        5.53%

                                                  SWAP AGREEMENT

 On the Closing  Date,  the  Supplemental  Interest  Trust  Trustee on behalf of a trust  ("Supplemental  Interest
 Trust") will enter into a Swap Agreement with [TBD] (the "Swap  Counterparty") for the benefit of the Class A and
 Class  M   Certificates.   The  Swap  Agreement   will  have  an  initial   notional   amount  of   approximately
 $263,772,444.17.  Under  the  Swap  Agreement,  on  each  Distribution  Date  in or  after  October  2007(i)  the
 Supplemental  Interest  Trust shall be obligated to pay to the Swap  Counterparty  an amount equal to [4.95]% per annum on a notional  amount equal to the lesser of (a) the  notional  amount set forth in the table below and (b)
 the  outstanding  aggregate  Certificate  Principal  Balance of the Class A and Class M Certificates  immediately preceding that  Distribution  Date and (ii) the Supplemental  Interest Trust will be entitled to receive from the
 Swap  Counterparty  an amount  equal to  One-Month  LIBOR on a  notional  amount  equal to the  lesser of (a) the notional amount set forth in the table below and (b) the outstanding  aggregate  Certificate Principal Balance of the Class A and Class M  Certificates  immediately  preceding  that  Distribution  Date,  in each case as accrued during the related swap accrual  period,  until the swap is retired.  The Swap Agreement will terminate after the
 Distribution  Date in  September  2013.  Only the net  amount of the two  obligations  above  will be paid by the appropriate  party.  Upon early  termination of the Swap Agreement,  the Supplemental  Interest Trust or the Swap
 Counterparty  may be liable to make a termination  payment (the "Swap  Termination  Payment") to the other party, regardless of which party caused the  termination.  The Swap  Termination  Payment will be computed in accordance with the  procedures  set forth in the Swap  Agreement.  In the event  that the  Supplemental  Interest  Trust is required to make a Swap Termination  Payment,  that payment will be paid on the related Distribution Date, and on any subsequent  Distribution Dates until paid in full, prior to distributions to  Certificateholders  (other than a Swap Termination Payment due to a Swap Provider Trigger Event).

 Amounts  payable  by the  Supplemental  Interest  Trust in  respect  of net swap  payments  and Swap  Termination
 Payments  (other  than Swap  Termination  Payments  resulting  from a Swap  Counterparty  Trigger  Event) will be deducted  from  available  funds  before  distributions  to the holders of the Class A  Certificates  and Class M
 Certificates.  On each Distribution Date, such amounts will be distributed by the Supplemental  Interest Trust to the swap  counterparty,  first to make any net swap  payment owed to the swap  counterparty  pursuant to the swap agreement  for  such  Distribution  Date,  and  second  to make any Swap  Termination  Payment  not due to a Swap
 Counterparty  Trigger  Event  owed to the swap  counterparty  pursuant  to the swap  agreement.  Payments  by the
 Supplemental  Interest Trust to the swap  counterparty in respect of any Swap Termination  Payment triggered by a
 Swap  Counterparty  Trigger Event pursuant to the swap agreement will be  subordinated  to  distributions  to the holders  of the Class A  Certificates  and Class M  Certificates  and will be paid by the  Supplemental  Interest
 Trust to the swap counterparty as set forth in the pooling and servicing agreement.

                                              SWAP AGREEMENT (CONT'D)

                                     NOTIONAL                                         NOTIONAL
   PERIOD     DISTRIBUTION DATE     BALANCE ($)      PERIOD    DISTRIBUTION DATE     BALANCE ($)
------------- ------------------- ---------------- ----------- ------------------- ----------------
     1           October 2007      263,772,444.17      38        November 2010       30,622,786.23
     2          November 2007      256,893,736.90      39        December 2010       29,729,959.66
     3          December 2007      249,462,084.08      40         January 2011       28,836,944.17
     4           January 2008      241,477,861.82      41        February 2011       27,998,975.45
     5          February 2008      233,330,369.41      42          March 2011        27,186,404.97
     6            March 2008       225,126,636.14      43          April 2011        26,398,409.96
     7            April 2008       217,143,462.00      44           May 2011         25,634,196.65
     8             May 2008        209,258,502.48      45          June 2011         24,892,999.23
     9            June 2008        201,801,651.28      46          July 2011         24,141,299.40
     10           July 2008        193,502,644.84      47         August 2011        23,415,703.65
     11          August 2008       186,422,743.73      48        September 2011      22,711,053.91
     12         September 2008     179,505,082.70      49         October 2011       22,059,132.09
     13          October 2008      172,711,122.94      50        November 2011       21,381,390.15
     14         November 2008      166,196,851.17      51        December 2011       20,675,261.33
     15         December 2008      159,361,951.50      52         January 2012       19,687,240.52
     16          January 2009      147,196,883.11      53        February 2012       18,498,086.06
     17         February 2009      121,400,878.78      54          March 2012        17,805,041.91
     18           March 2009        81,537,447.21      55          April 2012        17,285,911.34
     19           April 2009        72,937,755.68      56           May 2012         16,818,034.94
     20            May 2009         69,504,392.15      57          June 2012         16,362,705.91
     21           June 2009         66,741,184.69      58          July 2012         15,918,774.62
     22           July 2009         64,218,486.58      59         August 2012        15,486,777.17
     23          August 2009        62,005,910.86      60        September 2012      15,066,394.45
     24         September 2009      59,887,663.90      61         October 2012       14,657,315.90
     25          October 2009       57,336,617.86      62        November 2012       14,259,128.00
     26         November 2009       55,397,850.75      63        December 2012       13,871,654.61
     27         December 2009       53,018,632.31      64         January 2013       13,494,609.08
     28          January 2010       50,662,957.34      65        February 2013       13,127,712.38
     29         February 2010       44,621,685.82      66          March 2013        12,770,692.90
     30           March 2010        39,237,612.65      67          April 2013        12,423,286.36
     31           April 2010        37,953,123.95      68           May 2013         12,085,235.47
     32            May 2010         36,668,192.75      69          June 2013         11,756,289.83
     33           June 2010         35,589,757.17      70          July 2013         11,436,205.72
     34           July 2010         34,506,620.40      71         August 2013        11,123,988.76
     35          August 2010        33,469,069.02      72        September 2013      10,820,150.19
     36         September 2010      32,490,655.41
     37          October 2010       31,542,223.42

                                                        THE MORTGAGE LOANS

================================== ====================== ====================== ======================
Aggregate Current Principal
Balance                                                       $320,208,912
Aggregate Original Principal
Balance                                                       $324,608,106
Number of Mortgage Loans                                          1,613

                                        AVERAGE(1)               MINIMUM                MAXIMUM
Original Principal Balance               $201,245                $15,000              $1,560,000
Current Principal Balance                $198,518                $3,731               $1,522,404
---------------------------------- ---------------------- ---------------------- ----------------------
                                   WEIGHTED AVERAGE (2)          MINIMUM                MAXIMUM
Original Term (mos)                         357                    120                    480
Stated Remaining Term (mos)                 342                     7                     472
Loan Age (mos)                              16                      4                     113
Current Interest Rate                     8.565%                 2.500%                 16.500%
Original Loan-to-Value                    83.28%                 28.00%                 131.00%
Current Loan-to-Value (3)                 82.59%                  4.00%                 119.00%
Credit Score                                661                    580                    816
                                          EARLIEST                LATEST

Maturity Date                         April 1st, 2008       January 1st, 2047

                                                                                    % OF PRINCIPAL
                                      NUMBER OF LOANS       PRINCIPAL BALANCE           BALANCE
Fully Amortizing                           1,140              $167,658,352              52.36%
Balloon                                     327                $98,704,467              30.83%
Interest Only                               139                $50,955,949              15.91%
Negative Amortization                        9                 $3,333,804                1.04%

Modified Loans                              16                 $2,628,062                0.82%
Loans with DTI Greater Than 60%             14                 $3,174,653.               0.99%

                                      % OF PRINCIPAL
DELINQUENCY STATUS                        BALANCE
Current                                    100%
================================== ====================== ====================== ======================

1)   Sum of Principal Balance divided by total number of loans.
2)   Weighted by Current Principal Balance.
3)   In the above Summary Table and the following mortgage loan tables, the current loan-to-value ratio has been calculated based on the current principal balance of the relevant combined first lien divided by the original appraised value of the relevant property as indicated in the loan file rounded up to the nearest dollar.

     CREDIT SCORE DISTRIBUTION OF THE MORTGAGE LOANS

                                                                                                     WEIGHTED    WEIGHTED    WEIGHTED
                                                                                        AVERAGE      AVERAGE     AVERAGE     AVERAGE
RANGE OF                                 NUMBER OF      PRINCIPAL      PERCENTAGE OF   PRINCIPAL      CREDIT     ORIGINAL   SEASONING
CREDIT SCORES                            MORTGAGE        BALANCE         MORTGAGE       BALANCE       SCORE         LTV      (MONTHS)
                                           LOANS                           LOANS
--------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
 580 - 599                                      120        17,426,471          5.44%       145,221         591       83.87          28
--------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
 600 - 619                                      240        47,974,688         14.98%       199,895         610       84.93          16
--------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
 620 - 639                                      309        58,936,479         18.41%       190,733         629       82.09          15
--------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
 640 - 659                                      273        55,909,872         17.46%       204,798         650       85.59          15
--------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
 660 - 679                                      224        45,066,180         14.07%       201,188         670       83.98          14
--------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
 680 - 699                                      159        31,378,495          9.80%       197,349         688       83.70          15
--------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
 700 - 719                                      118        22,547,046          7.04%       191,077         708       82.25          16
--------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
 720 - 739                                       61        14,960,433          4.67%       245,253         728       83.17          13
--------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
 740 - 759                                       49        11,538,001          3.60%       235,469         748       75.85          16
--------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
 760 or greater                                  60        14,471,247          4.52%       241,187         779       77.68          14
--------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
TOTAL:                                        1,613       320,208,912        100.00%       198,518         661       83.28          16
--------------------------------------- ------------ ----------------- -------------- ------------- ----------- ----------- -----------
*For substantially all of the Mortgage Loans, the Credit Score was updated prior to cut-off date.

As of the cut-off date, the weighted average Credit Score of the Mortgage Loans will be approximately 661.

     ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE MORTGAGE LOANS

     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
                                                                                                         WEIGHTED    WEIGHTED    WEIGHTED
                                                                                           AVERAGE        AVERAGE    AVERAGE     AVERAGE
     RANGE OF ORIGINAL MORTGAGE    NUMBER OF       PRINCIPAL        PERCENTAGE OF         PRINCIPAL       CREDIT     ORIGINAL   SEASONING
     LOAN PRINCIPAL BALANCES       MORTGAGE         BALANCE         MORTGAGE LOANS         BALANCE         SCORE       LTV       (MONTHS)
                                     LOANS
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $    50,000 or less                   134         5,007,559               1.56%             37,370        658       78.36          55
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $    50,001 -   $ 100,000             430        30,740,057               9.60%             71,489        651       82.21          40
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  100,001 -   $ 150,000              279        33,573,295              10.48%            120,334        656       85.26          26
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  150,001 -   $ 200,000              207        36,035,198              11.25%            174,083        652       83.90          16
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  200,001 -   $ 250,000              150        33,826,511              10.56%            225,510        663       85.12          11
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  250,001 -   $ 300,000              100        26,809,477               8.37%            268,095        658       82.58          12
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  300,001 -   $ 350,000               61        19,600,618               6.12%            321,322        666       82.32           9
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  350,001 -   $ 400,000               63        23,485,901               7.33%            372,792        657       87.33           9
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  400,001 -   $ 450,000               32        13,462,094               4.20%            420,690        661       83.79          11
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  450,001 -   $ 500,000               40        18,925,004               5.91%            473,125        671       84.65           9
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  500,001 -   $ 550,000               34        17,854,682               5.58%            525,138        674       80.50           8
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  550,001 -   $ 600,000               24        13,805,737               4.31%            575,239        647       85.79           7
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  600,001 -   $ 650,000               12         7,502,131               2.34%            625,178        674       82.61           7
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  650,001 -   $ 700,000               11         7,308,745               2.28%            664,431        680       78.00           8
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  700,001 -   $ 750,000                8         5,771,045               1.80%            721,381        642       85.02           8
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  750,001 -   $ 800,000                9         6,997,216               2.19%            777,468        695       83.76           9
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  800,001 -   $ 850,000                3         2,461,386               0.77%            820,462        631       81.48           7
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  850,001 -   $ 900,000                5         4,407,873               1.38%            881,575        623       85.36           8
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  900,001 -   $ 950,000                1           937,723               0.29%            937,723        608       78.00           9
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $  950,001 -   $ 1,000,000              5         4,811,977               1.50%            962,395        686       80.41          10
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $ 1,000,001 - $ 1,050,000               1         1,026,067               0.32%          1,026,067        621       58.00           6
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $ 1,350,001 - $ 1,400,000               1         1,400,000               0.44%          1,400,000        743       59.00           7
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $ 1,400,001 - $ 1,450,000               1         1,436,209               0.45%          1,436,209        658       64.00          11
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $ 1,450,001 - $ 1,500,000               1         1,500,000               0.47%          1,500,000        730       78.00          12
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     $ 1,550,001 - $ 1,600,000               1         1,522,404               0.48%          1,522,404        706       65.00          12
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------
     TOTAL:                              1,613       320,208,911             100.00%            198,518        661       83.28          16
     --------------------------- -------------- ----------------- ------------------- ------------------ ---------- ----------- -----------

CURRENT  MORTGAGE LOAN PRINCIPAL BALANCES OF THE MORTGAGE LOANS

-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
                                                                                                         WEIGHTED    WEIGHTED    WEIGHTED
                                                                                             AVERAGE      AVERAGE    AVERAGE     AVERAGE
RANGE OF CURRENT MORTGAGE          NUMBER OF       PRINCIPAL           PERCENTAGE OF        PRINCIPAL     CREDIT     ORIGINAL   SEASONING
LOAN PRINCIPAL BALANCES            MORTGAGE         BALANCE           MORTGAGE LOANS         BALANCE       SCORE       LTV       (MONTHS)
                                     LOANS
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$    50,000 or less                        161         6,206,308                    1.94%        38,548        659       78.22          55
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$    50,001 -   $ 100,000                  427        31,747,582                    9.91%        74,350        651       82.29          40
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  100,001 -   $ 150,000                   262        32,192,219                   10.05%       122,871        656       85.53          25
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  150,001 -   $ 200,000                   203        35,517,704                   11.09%       174,964        652       83.93          16
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  200,001 -   $ 250,000                   150        34,031,759                   10.63%       226,878        665       84.72          12
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  250,001 -   $ 300,000                   100        27,192,957                    8.49%       271,930        657       83.34          11
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  300,001 -   $ 350,000                    59        19,052,680                    5.95%       322,927        666       81.98           9
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  350,001 -   $ 400,000                    64        23,934,605                    7.47%       373,978        658       87.12          11
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  400,001 -   $ 450,000                    32        13,516,392                    4.22%       422,387        663       83.80           9
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  450,001 -   $ 500,000                    39        18,570,586                    5.80%       476,169        670       84.63           9
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  500,001 -   $ 550,000                    32        16,800,305                    5.25%       525,010        668       80.53           8
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  550,001 -   $ 600,000                    26        14,960,927                    4.67%       575,420        650       85.74           8
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  600,001 -   $ 650,000                    13         8,135,983                    2.54%       625,845        683       79.46           8
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  650,001 -   $ 700,000                    10         6,776,704                    2.12%       677,670        668       81.01           8
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  700,001 -   $ 750,000                     8         5,819,800                    1.82%       727,475        659       84.76           9
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  750,001 -   $ 800,000                     8         6,248,759                    1.95%       781,095        692       83.85           9
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  800,001 -   $ 850,000                     3         2,461,386                    0.77%       820,462        631       81.48           7
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  850,001 -   $ 900,000                     5         4,407,873                    1.38%       881,575        623       85.36           8
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  900,001 -   $ 950,000                     2         1,882,566                    0.59%       941,283        672       79.00          13
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$  950,001 -   $ 1,000,000                   4         3,867,135                    1.21%       966,784        674       80.51           9
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$ 1,000,001 - $ 1,050,000                    1         1,026,067                    0.32%     1,026,067        621       58.00           6
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$ 1,350,001 - $ 1,400,000                    1         1,400,000                    0.44%     1,400,000        743       59.00           7
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$ 1,400,001 - $ 1,450,000                    1         1,436,209                    0.45%     1,436,209        658       64.00          11
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$ 1,450,001 - $ 1,500,000                    1         1,500,000                    0.47%     1,500,000        730       78.00          12
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
$ 1,550,001 or greater                       1         1,522,404                    0.48%     1,522,404        706       65.00          12
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------
TOTAL:                                   1,613       320,208,911                  100.00%       198,518        661       83.28          16
-------------------------------- -------------- ----------------- ------------------------ ------------- ---------- ----------- -----------

               NET MORTGAGE RATES OF THE MORTGAGE LOANS

               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                                                                                                                        WEIGHTED    WEIGHTED    WEIGHTED
                                                                                                            AVERAGE      AVERAGE    AVERAGE      AVERAGE
               RANGE OF                           NUMBER OF        PRINCIPAL          PERCENTAGE OF        PRINCIPAL     CREDIT     ORIGINAL    SEASONING
               NET MORTGAGE RATES (%)          MORTGAGE LOANS       BALANCE          MORTGAGE LOANS         BALANCE       SCORE       LTV       (MONTHS)
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                 2.4999% or less                             1          464,590                    0.15%       464,590        776       80.00           12
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                 4.5000% - 4.9999%                           4          760,298                    0.24%       190,075        696       78.38            8
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                 5.0000% - 5.4999%                          33       11,390,351                    3.56%       345,162        697       75.71            7
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                 5.5000% - 5.9999%                          46       17,472,915                    5.46%       379,846        701       74.89            9
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                 6.0000% - 6.4999%                         131       43,791,066                   13.68%       334,283        675       79.85            9
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                 6.5000% - 6.9999%                         109       31,875,340                    9.95%       292,434        663       82.10            9
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                 7.0000% - 7.4999%                         187       52,938,111                   16.53%       283,092        652       83.47            8
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                 7.5000% - 7.9999%                         125       31,538,117                    9.85%       252,305        654       87.34            9
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                 8.0000% - 8.4999%                         138       32,266,486                   10.08%       233,815        661       88.53            9
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                 8.5000% - 8.9999%                          93       19,768,667                    6.17%       212,566        648       88.30            9
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                 9.0000% - 9.4999%                          83       16,378,186                    5.11%       197,328        651       89.56           11
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
                 9.5000% - 9.9999%                          44        6,115,614                    1.91%       138,991        638       89.24           19
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               10.0000% - 10.4999%                          58        6,821,490                    2.13%       117,612        656       82.98           34
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               10.5000% - 10.9999%                          50        6,609,311                    2.06%       132,186        634       83.50           42
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               11.0000% - 11.4999%                          81        9,094,051                    2.84%       112,272        644       77.77           43
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               11.5000% - 11.9999%                          90        7,777,671                    2.43%        86,419        655       80.25           53
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               12.0000% - 12.4999%                          94        7,419,817                    2.32%        78,934        656       80.28           51
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               12.5000% - 12.9999%                          96        7,673,149                    2.40%        79,929        643       82.42           52
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               13.0000% - 13.4999%                          74        5,205,630                    1.63%        70,346        648       81.30           54
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               13.5000% - 13.9999%                          38        2,759,866                    0.86%        72,628        637       82.66           56
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               14.0000% - 14.4999%                          26        1,413,852                    0.44%        54,379        646       80.82           56
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               14.5000% - 14.9999%                           4          251,222                    0.08%        62,805        621       85.38           56
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               15.0000% - 15.4999%                           7          383,272                    0.12%        54,753        629       80.85           57
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               16.0000% - 16.4999%                           1           39,838                    0.01%        39,838        698       90.00           56
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               TOTAL:                                    1,613      320,208,912                  100.00%       198,518        661       83.28           16
               ------------------------------- ---------------- ---------------- ------------------------ ------------- ---------- ----------- ------------
               As of the Cut-off Date, the weighted average Net Mortgage Rate of the Mortgage Loans will be approximately 8.0893% per annum.

MORTGAGE RATES OF THE MORTGAGE LOANS

--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
                                                                                                      WEIGHTED    WEIGHTED     WEIGHTED
                                                                                          AVERAGE     AVERAGE      AVERAGE     AVERAGE
RANGE OF                                  NUMBER OF       PRINCIPAL     PERCENTAGE OF    PRINCIPAL     CREDIT     ORIGINAL    SEASONING
MORTGAGE RATES (%)                      MORTGAGE LOANS     BALANCE      MORTGAGE LOANS    BALANCE      SCORE         LTV       (MONTHS)
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
  2.5000% - 2.9999%                                  1         464,590           0.15%      464,590         776       80.00%          12
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
  5.0000% - 5.4999%                                  4         760,298           0.24%      190,075         696        78.38           8
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
  5.5000% - 5.9999%                                 34      11,476,824           3.58%      337,554         697        75.86           8
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
  6.0000% - 6.4999%                                 49      19,218,384           6.00%      392,212         700        74.00           9
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
  6.5000% - 6.9999%                                135      44,853,549          14.01%      332,249         675        80.29           9
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
  7.0000% - 7.4999%                                105      31,062,876           9.70%      295,837         664        81.94           9
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
  7.5000% - 7.9999%                                190      52,499,602          16.40%      276,314         651        83.95           9
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
  8.0000% - 8.4999%                                124      31,710,541           9.90%      255,730         659        87.05           8
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
  8.5000% - 8.9999%                                142      32,609,037          10.18%      229,641         656        89.37           9
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
  9.0000% - 9.4999%                                 86      18,491,818           5.77%      215,021         648        87.64           8
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
  9.5000% - 9.9999%                                 80      15,496,607           4.84%      193,708         649        89.35          10
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
10.0000% - 10.4999%                                 48       6,515,629           2.03%      135,742         639        88.39          21
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
10.5000% - 10.9999%                                 64       7,807,056           2.44%      121,985         655        83.01          36
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
11.0000% - 11.4999%                                 45       5,622,286           1.76%      124,940         635        83.96          41
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
11.5000% - 11.9999%                                 95      10,525,383           3.29%      110,794         647        78.58          44
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
12.0000% - 12.4999%                                 88       7,805,672           2.44%       88,701         656        79.71          53
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
12.5000% - 12.9999%                                 82       5,962,335           1.86%       72,711         649        80.44          50
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
13.0000% - 13.4999%                                101       8,247,204           2.58%       81,655         642        82.52          53
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
13.5000% - 13.9999%                                 70       4,628,836           1.45%       66,126         651        81.38          54
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
14.0000% - 14.4999%                                 37       2,585,242           0.81%       69,871         636        80.67          56
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
14.5000% - 14.9999%                                 21       1,190,809           0.37%       56,705         643        82.26          56
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
15.0000% - 15.4999%                                  4         251,222           0.08%       62,805         621        85.38          56
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
15.5000% - 15.9999%                                  7         383,272           0.12%       54,753         629        80.85          57
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
16.5000% - 16.9999%                                  1          39,838           0.01%       39,838         698        90.00          56
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
TOTAL:                                           1,613     320,208,912         100.00%      198,518         661        83.28          16
--------------------------------------- --------------- --------------- --------------- ------------ ----------- ------------ -----------
As of the Cut-off Date, the weighted average mortgage rate of the Mortgage Loans will be approximately 8.5655% per annum.

ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS

------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
                                                                                             WEIGHTED      WEIGHTED    WEIGHTED
                                                                                AVERAGE       AVERAGE      AVERAGE      AVERAGE
RANGE OF ORIGINAL               NUMBER OF      PRINCIPAL      PERCENTAGE OF    PRINCIPAL      CREDIT       ORIGINAL    SEASONING
LOAN-TO-VALUE RATIOS (%)        MORTGAGE        BALANCE      MORTGAGE LOANS     BALANCE        SCORE         LTV       (MONTHS)
                                  LOANS
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
   50.00% or less                       38        5,327,870            1.66%      140,207            701       43.89           21
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
   50.01% -  55.00%                     28        4,092,481            1.28%      146,160            672       53.18           27
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
   55.01% -  60.00%                     30        6,819,308            2.13%      227,310            674       58.42           16
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
   60.01% -  65.00%                     40        9,758,057            3.05%      243,951            673       64.16           14
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
   65.01% -  70.00%                     53        8,892,418            2.78%      167,781            656       68.90           20
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
   70.01% -  75.00%                     98       16,337,720            5.10%      166,711            655       73.81           24
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
   75.01% -  80.00%                    512      112,010,470           34.98%      218,770            667       79.71           15
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
   80.01% -  85.00%                    185       34,030,674           10.63%      183,950            652       84.21           18
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
   85.01% -  90.00%                    302       53,998,141           16.86%      178,802            651       89.69           18
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
   90.01% -  95.00%                    147       32,300,628           10.09%      219,732            654       94.83           14
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
   95.01% - 100.00%                    164       34,074,258           10.64%      207,770            661       99.84            8
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
 100.01% - 125.00%                      15        2,465,963            0.77%      164,398            659      104.76           12
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
 125.01% or greater                      1          100,923            0.03%      100,923            718      131.00           20
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
TOTAL:                               1,613      320,208,912          100.00%      198,518            661       83.28           16
------------------------------- ----------- ---------------- ---------------- ------------ -------------- ----------- ------------
The weighted average loan-to-value ratio at origination of the Mortgage Loans will be approximately 83.28%.

CURRENT LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS

------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
                                                                                             WEIGHTED      WEIGHTED    WEIGHTED
                                                                                AVERAGE       AVERAGE      AVERAGE     AVERAGE
RANGE OF CURRENT                NUMBER OF     PRINCIPAL       PERCENTAGE OF    PRINCIPAL      CREDIT       ORIGINAL   SEASONING
LOAN-TO-VALUE RATIOS (%)        MORTGAGE       BALANCE       MORTGAGE LOANS     BALANCE        SCORE         LTV       (MONTHS)
                                  LOANS
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
   50.00% or less                      55        $6,142,848            1.92%     $111,688            702      46.36%          27
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
   50.01% -  55.00%                    32         4,389,267             1.37      137,165            667       54.26          27
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
   55.01% -  60.00%                    29         6,599,676             2.06      227,575            671       58.82          15
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
   60.01% -  65.00%                    47        10,644,124             3.32      226,471            670       65.00          16
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
   65.01% -  70.00%                    59        10,265,055             3.21      173,984            663       70.81          23
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
   70.01% -  75.00%                   114        18,117,008             5.66      158,921            657       74.91          23
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
   75.01% -  80.00%                   492       108,549,886            33.90      220,630            665       79.84          15
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
   80.01% -  85.00%                   186        35,147,476            10.98      188,965            656       84.39          17
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
   85.01% -  90.00%                   280        52,236,476            16.31      186,559            651       89.77          16
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
   90.01% -  95.00%                   139        31,475,951             9.83      226,446            653       94.86          13
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
   95.01% - 100.00%                   165        34,148,409            10.66      206,960            661       99.85           9
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
 100.01% - 125.00%                     15         2,492,735             0.78      166,182            658      105.81          10
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
TOTAL:                              1,613       320,208,912          100.00%      198,518            661       83.28          16
------------------------------- ---------- ----------------- ---------------- ------------ -------------- ----------- -----------
The weighted average current loan-to-value ratio of the Mortgage Loans will be approximately 82.59%.

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE MORTGAGE LOANS (1)

-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
                                                                                             WEIGHTED     WEIGHTED    WEIGHTED
                                                                                AVERAGE      AVERAGE      AVERAGE     AVERAGE
                             NUMBER OF        PRINCIPAL      PERCENTAGE OF     PRINCIPAL      CREDIT      ORIGINAL   SEASONING
GEOGRAPHIC DISTRIBUTIONS   MORTGAGE LOANS      BALANCE       MORTGAGE LOANS     BALANCE       SCORE         LTV       (MONTHS)
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Alabama                                27       $2,201,110             0.69%       81,523           652       84.03          43
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Arizona                                34        8,337,205             2.60%      245,212           656       84.28          12
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Arkansas                               13        1,189,753             0.37%       91,519           659       86.76          43
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
California                            149       59,439,951            18.56%      398,926           666       81.96           9
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Colorado                               28        4,467,664             1.40%      159,559           673       83.51          28
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Connecticut                            21        5,807,687             1.81%      276,557           675       89.13          12
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Delaware                                6        1,248,959             0.39%      208,160           652       86.75          17
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Florida                               174       36,086,002            11.27%      207,391           666       83.84          12
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Georgia                                67       11,047,738             3.45%      164,892           650       84.31          19
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Hawaii                                 23       10,763,707             3.36%      467,987           680       75.45           8
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Idaho                                   5        1,508,755             0.47%      301,751           637       81.39          16
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Illinois                               99       17,557,445             5.48%      177,348           653       83.39          13
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Indiana                                56        5,145,396             1.61%       91,882           655       90.03          30
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Iowa                                   14        1,029,258             0.32%       73,518           641       80.29          37
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Kansas                                  4          246,974             0.08%       61,743           661       77.25          58
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Kentucky                               16        1,723,396             0.54%      107,712           657       89.61          32
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Louisiana                              31        3,873,047             1.21%      124,937           667       86.62          26
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Maine                                   3          450,805             0.14%      150,268           697       82.48          18
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Maryland                               44       14,258,287             4.45%      324,052           645       84.90           8
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Massachusetts                          15        4,958,712             1.55%      330,581           697       84.30          11
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Michigan                               96        9,553,447             2.98%       99,515           653       83.99          33
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Minnesota                              26        4,199,332             1.31%      161,513           645       81.88          31
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Mississippi                            21        1,525,027             0.48%       72,620           635       83.11          31
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Missouri                               18        1,520,074             0.47%       84,449           665       87.06          35
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Montana                                 1           50,176             0.02%       50,176           690       75.00          46
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Nebraska                                5          587,837             0.18%      117,567           636       94.73          13
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Nevada                                 24        7,130,645             2.23%      297,110           653       84.80           9
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
New Hampshire                           4          912,708             0.29%      228,177           693       78.50          16
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
New Jersey                             50       14,246,088             4.45%      284,922           671       83.73           9
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
New Mexico                             12        1,108,377             0.35%       92,365           653       89.65          25
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
New York                               67       21,884,266             6.83%      326,631           659       79.85          12
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
North Carolina                         43        5,305,939             1.66%      123,394           664       87.17          29
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Ohio                                   64        6,074,216             1.90%       94,910           650       90.66          26
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Oklahoma                               17        1,689,175             0.53%       99,363           627       84.83          24
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Oregon                                  9        1,765,829             0.55%      196,203           645       83.90          20
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
(1) Continued on next page

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE MORTGAGE LOANS (CONTINUED)

-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
                                                                                             WEIGHTED     WEIGHTED    WEIGHTED
                                                                                AVERAGE      AVERAGE      AVERAGE     AVERAGE
                             NUMBER OF        PRINCIPAL      PERCENTAGE OF     PRINCIPAL      CREDIT      ORIGINAL   SEASONING
GEOGRAPHIC DISTRIBUTIONS   MORTGAGE LOANS      BALANCE       MORTGAGE LOANS     BALANCE       SCORE         LTV       (MONTHS)
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Pennsylvania                           32        4,261,593             1.33%      133,175           673       89.11          17
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Rhode Island                            6        1,345,050             0.42%      224,175           674       85.10          16
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
South Carolina                         22        3,128,801             0.98%      142,218           658       87.97          22
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
South Dakota                            1           66,926             0.02%       66,926           673       75.00          50
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Tennessee                              27        1,991,875             0.62%       73,773           655       85.99          38
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Texas                                 118       17,412,574             5.44%      147,564           645       79.44          22
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Utah                                   16        2,478,584             0.77%      154,911           647       83.60          30
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Vermont                                 2          410,704             0.13%      205,352           626       77.16          10
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Virginia                               38       10,345,119             3.23%      272,240           673       80.56          11
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Washington                             30        6,829,570             2.13%      227,652           651       85.10          23
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
West Virginia                           9          727,532             0.23%       80,837           651       84.52          36
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Wisconsin                              25        2,287,774             0.71%       91,511           644       86.57          34
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
Wyoming                                 1           27,821             0.01%       27,821           766       73.00          59
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
TOTAL:                              1,613      320,208,912           100.00%      198,518           661       83.28          16
-------------------------- --------------- ---------------- ----------------- ------------ ------------- ----------- -----------
No more than approximately 0.59% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

MORTGAGE LOAN PURPOSE OF THE MORTGAGE LOANS

-------------------------- --------------- ---------------- ---------------- ------------ -------------- ----------- ------------
                                                                                            WEIGHTED      WEIGHTED    WEIGHTED
                                                                               AVERAGE       AVERAGE      AVERAGE      AVERAGE
                             NUMBER OF        PRINCIPAL      PERCENTAGE OF    PRINCIPAL      CREDIT       ORIGINAL    SEASONING
MORTGAGE LOAN PURPOSE      MORTGAGE LOANS      BALANCE      MORTGAGE LOANS     BALANCE        SCORE         LTV       (MONTHS)
-------------------------- --------------- ---------------- ---------------- ------------ -------------- ----------- ------------
Equity refinance                      912      185,111,780           57.81%      202,973            659       81.85           16
-------------------------- --------------- ---------------- ---------------- ------------ -------------- ----------- ------------
Purchase                              587      116,467,192           36.37%      198,411            663       85.96           15
-------------------------- --------------- ---------------- ---------------- ------------ -------------- ----------- ------------
Rate/term refinance                   114       18,629,939            5.82%      163,421            664       80.76           18
-------------------------- --------------- ---------------- ---------------- ------------ -------------- ----------- ------------
TOTAL:                              1,613      320,208,912          100.00%      198,518            661       83.28           16
-------------------------- --------------- ---------------- ---------------- ------------ -------------- ----------- ------------

OCCUPANCY TYPES OF THE MORTGAGE LOANS

-------------------------- ---------------- ---------------- ---------------- ----------- -------------- ------------ ------------
                                                                                            WEIGHTED      WEIGHTED     WEIGHTED
                                                                               AVERAGE       AVERAGE       AVERAGE      AVERAGE
                              NUMBER OF        PRINCIPAL      PERCENTAGE OF   PRINCIPAL      CREDIT       ORIGINAL     SEASONING
OCCUPANCY TYPES            MORTGAGE LOANS       BALANCE      MORTGAGE LOANS    BALANCE        SCORE          LTV       (MONTHS)
-------------------------- ---------------- ---------------- ---------------- ----------- -------------- ------------ ------------
Owner Occupied                       1,318      274,618,963           85.76%     208,360            658        83.42           15
-------------------------- ---------------- ---------------- ---------------- ----------- -------------- ------------ ------------
Investment Property                    264       37,634,654           11.75%     142,556            671        82.51           20
-------------------------- ---------------- ---------------- ---------------- ----------- -------------- ------------ ------------
Second/Vacation                         31        7,955,295            2.48%     256,622            689        82.25           10
-------------------------- ---------------- ---------------- ---------------- ----------- -------------- ------------ ------------
TOTAL:                               1,613      320,208,912          100.00%     198,518            661        83.28           16
-------------------------- ---------------- ---------------- ---------------- ----------- -------------- ------------ ------------

 MORTGAGED PROPERTY TYPES OF THE MORTGAGE LOANS

 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------
                                                                                                  WEIGHTED     WEIGHTED     WEIGHTED
                                                                                       AVERAGE     AVERAGE     AVERAGE       AVERAGE
                                          NUMBER OF      PRINCIPAL    PERCENTAGE OF   PRINCIPAL    CREDIT      ORIGINAL     SEASONING
 MORTGAGED PROPERTY TYPES                 MORTGAGE        BALANCE     MORTGAGE LOANS   BALANCE      SCORE        LTV        (MONTHS)
                                            LOANS
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------
 Single Family (detached)                       1,173    216,162,118          67.51%     184,281        660         82.83           17
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------
 Detached PUD                                     173     50,867,049          15.89%     294,029        658         84.55           10
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------
 Two-to-four family units                         110     27,178,138           8.49%     247,074        658         83.95           12
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------
 Condo under 5 stories                             82     16,560,996           5.17%     201,963        680         84.19           11
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------
 Townhouse/rowhouse                                29      4,777,154           1.49%     164,729        666         87.19           17
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------
 Manufactured Home                                 33      2,258,363           0.71%      68,435        648         77.90           60
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------
 Attached PUD                                      10      1,860,784           0.58%     186,078        649         81.96           22
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------
 Multi-family                                       1        398,833           0.12%     398,833        759         74.00          106
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------
 Leasehold                                          1         94,627           0.03%      94,627        686         80.00            8
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------
 Condo over 8 stories                               1         50,848           0.02%      50,848        635         75.00           59
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------
 TOTAL:                                         1,613    320,208,912         100.00%     198,518        661         83.28           16
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------- ------------

 MORTGAGE LOAN DOCUMENTATION TYPES OF THE MORTGAGE LOANS

 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------ -------------
                                                                                                  WEIGHTED    WEIGHTED      WEIGHTED
                                                                                       AVERAGE     AVERAGE     AVERAGE      AVERAGE
 MORTGAGE LOAN                            NUMBER OF      PRINCIPAL    PERCENTAGE OF   PRINCIPAL    CREDIT     ORIGINAL     SEASONING
 DOCUMENTATION TYPES                      MORTGAGE        BALANCE     MORTGAGE LOANS   BALANCE      SCORE        LTV        (MONTHS)
                                            LOANS
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------ -------------
 Full Documentation                             1,088    188,772,915          58.95%     173,505        657        84.33            19
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------ -------------
 Reduced Documentation                            525    131,435,997          41.05%     250,354        666        81.77            12
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------ -------------
 TOTAL:                                         1,613    320,208,912         100.00%     198,518        661        83.28            16
 -------------------------------------- -------------- -------------- --------------- ----------- ---------- ------------ -------------

SEASONING OF THE MORTGAGE LOANS

------------------------------------------- ------------ --------------- --------------- ----------- ---------- ------------ -----------
                                                                                                     WEIGHTED    WEIGHTED     WEIGHTED
                                                                                          AVERAGE     AVERAGE     AVERAGE     AVERAGE
RANGE OF                                     NUMBER OF     PRINCIPAL     PERCENTAGE OF   PRINCIPAL    CREDIT     ORIGINAL    SEASONING
SEASONING (IN MONTHS)                        MORTGAGE       BALANCE      MORTGAGE LOANS   BALANCE      SCORE        LTV       (MONTHS)
                                               LOANS
------------------------------------------- ------------ --------------- --------------- ----------- ---------- ------------ -----------
0 - 11                                              920     253,191,803          79.07%     275,208        662        84.03           8
------------------------------------------- ------------ --------------- --------------- ----------- ---------- ------------ -----------
12 - 23                                              65      12,931,416           4.04%     198,945        670        81.06          17
------------------------------------------- ------------ --------------- --------------- ----------- ---------- ------------ -----------
24 - 35                                              11       1,411,926           0.44%     128,357        666        88.11          27
------------------------------------------- ------------ --------------- --------------- ----------- ---------- ------------ -----------
36 - 47                                             155      15,075,270           4.71%      97,260        648        78.62          47
------------------------------------------- ------------ --------------- --------------- ----------- ---------- ------------ -----------
48 - 59                                             425      35,187,096          10.99%      82,793        647        81.06          54
------------------------------------------- ------------ --------------- --------------- ----------- ---------- ------------ -----------
60 - 71                                               3         374,021           0.12%     124,674        754        65.65          67
------------------------------------------- ------------ --------------- --------------- ----------- ---------- ------------ -----------
84 - 95                                              25       1,233,561           0.39%      49,342        663        79.98          89
------------------------------------------- ------------ --------------- --------------- ----------- ---------- ------------ -----------
96 - 107                                              6         771,577           0.24%     128,596        696        75.35         103
------------------------------------------- ------------ --------------- --------------- ----------- ---------- ------------ -----------
108 - 119                                             3          32,242           0.01%      10,747        778        58.73         112
------------------------------------------- ------------ --------------- --------------- ----------- ---------- ------------ -----------
TOTAL:                                            1,613     320,208,912         100.00%     198,518        661        83.28          16
------------------------------------------- ------------ --------------- --------------- ----------- ---------- ------------ -----------
As of the cut-off Date, the weighted average seasoning of the Mortgage Loans will be approximately 16 months.

PREPAYMENT PENALTY TERM OF THE MORTGAGE LOANS

---------------------------- --------------- --------------- ---------------- ------------ ----------- ------------ ------------
                                                                                            WEIGHTED    WEIGHTED     WEIGHTED
                                                                                AVERAGE     AVERAGE      AVERAGE      AVERAGE
PREPAYMENT                     NUMBER OF       PRINCIPAL      PERCENTAGE OF    PRINCIPAL     CREDIT     ORIGINAL     SEASONING
PENALTY TERM                 MORTGAGE LOANS     BALANCE      MORTGAGE LOANS     BALANCE      SCORE         LTV       (MONTHS)
---------------------------- --------------- --------------- ---------------- ------------ ----------- ------------ ------------
None                                    962     151,224,206           47.23%     $157,198         663        81.09           24
---------------------------- --------------- --------------- ---------------- ------------ ----------- ------------ ------------
12 Months                                44      16,608,507            5.19%      377,466         651        83.48            8
---------------------------- --------------- --------------- ---------------- ------------ ----------- ------------ ------------
24 Months                               316      84,390,309           26.35%      267,058         653        87.08            7
---------------------------- --------------- --------------- ---------------- ------------ ----------- ------------ ------------
36 Months                               272      66,577,508           20.79%      244,770         666        83.41            8
---------------------------- --------------- --------------- ---------------- ------------ ----------- ------------ ------------
60 Months                                18       1,268,382            0.40%       70,466         683        81.11           47
---------------------------- --------------- --------------- ---------------- ------------ ----------- ------------ ------------
Other                                     1         140,000            0.04%      140,000         704       100.00           11
---------------------------- --------------- --------------- ---------------- ------------ ----------- ------------ ------------
TOTAL:                                1,613     320,208,912          100.00%      198,518         661        83.28           16
---------------------------- --------------- --------------- ---------------- ------------ ----------- ------------ ------------
None represents mortgage loans for which the prepayment penalty term has expired or mortgage loans that do not have a prepay penalty term
Other includes all loans with prepayment penalty terms not equal to 0, 12, 24, 36, or 60 months.

MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS

---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
                                                                                             WEIGHTED                WEIGHTED
                                                                                                         WEIGHTED
                                                                                 AVERAGE     AVERAGE     AVERAGE     AVERAGE
RANGE OF                       NUMBER OF        PRINCIPAL       PERCENTAGE OF   PRINCIPAL     CREDIT     ORIGINAL   SEASONING
MAXIMUM MORTGAGE RATES (%)   MORTGAGE LOANS      BALANCE       MORTGAGE LOANS    BALANCE      SCORE        LTV       (MONTHS)
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
Fixed Rate                              330        74,677,418           23.32%     226,295         678       79.43          11
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
   6.0000% -   6.9999%                    2           317,002            0.10%     158,501         661       94.48          18
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
   9.0000% -   9.9999%                    6         2,332,844            0.73%     388,807         747       80.01          10
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
 10.0000% - 10.9999%                      6         1,876,495            0.59%     312,749         690       80.38           7
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
 11.0000% - 11.9999%                     32         9,356,655            2.92%     292,395         682       76.87          14
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
 12.0000% - 12.9999%                    180        40,189,753           12.55%     223,276         668       80.74          18
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
 13.0000% - 13.9999%                    329        66,019,565           20.62%     200,667         648       83.61          19
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
 14.0000% - 14.9999%                    393        67,714,881           21.15%     172,302         653       86.36          18
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
 15.0000% - 15.9999%                    211        37,535,612           11.72%     177,894         647       85.77          17
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
 16.0000% - 16.9999%                     87        14,746,708            4.61%     169,502         655       91.45          13
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
 17.0000% - 17.9999%                     27         3,892,832            1.22%     144,179         628       82.96          16
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
 18.0000% - 18.9999%                      9         1,502,562            0.47%     166,951         646       95.26          17
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
 20.0000% - 20.9999%                      1            46,584            0.01%      46,584         703       64.00          86
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
TOTAL:                                1,613       320,208,912          100.00%     198,518         661       83.28          16
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- -----------
As of the cut-off Date, the weighted average maximum mortgage rate of the Mortgage Loans will be approximately 14.1023% per annum.

NEXT INTEREST RATE ADJUSTMENT DATES OF THE ADJUSTABLE RATE MORTGAGE LOANS (1)

---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
                                                                                             WEIGHTED    WEIGHTED    WEIGHTED
                                                                                 AVERAGE     AVERAGE     AVERAGE      AVERAGE
                               NUMBER OF        PRINCIPAL       PERCENTAGE OF   PRINCIPAL     CREDIT     ORIGINAL    SEASONING
NEXT INTEREST RATE           MORTGAGE LOANS      BALANCE       MORTGAGE LOANS    BALANCE      SCORE        LTV       (MONTHS)
ADJUSTMENT DATES
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
Fixed Rate                              330        74,677,418           23.32%     226,295         678       79.43           11
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
                                                               ---------------- ----------- ----------- ----------- ------------
October 2007                            134        14,261,108            4.45%     106,426         653       79.99           45
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
                                                               ---------------- ----------- ----------- ----------- ------------
November 2007                            79         6,225,078            1.94%      78,798         658       78.37           53
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
December 2007                            87         7,186,660            2.24%      82,605         643       82.30           54
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
January 2008                            142        12,465,711            3.89%      87,787         656       81.84           51
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
February 2008                           106         8,953,982            2.80%      84,472         642       81.72           49
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
March 2008                               64         5,992,272            1.87%      93,629         655       79.14           47
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
May 2008                                  2           365,924            0.11%     182,962         621       90.16           16
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
June 2008                                 5           933,256            0.29%     186,651         650       86.04           13
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
July 2008                                 3           741,282            0.23%     247,094         645       82.42           14
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
August 2008                               3           467,527            0.15%     155,842         638       83.69           19
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
September 2008                           14         3,281,421            1.02%     234,387         662       81.51           12
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
October 2008                             13         3,620,382            1.13%     278,491         649       83.83           12
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
November 2008                            18         5,411,114            1.69%     300,617         650       89.70           10
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
December 2008                            41        11,536,036            3.60%     281,367         651       86.97            9
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
January 2009                             98        26,441,868            8.26%     269,815         652       87.18            8
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
February 2009                            92        24,222,318            7.56%     263,286         652       87.48            7
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
March 2009                              138        43,504,703           13.59%     315,251         654       84.28            6
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
April 2009                                7         1,508,261            0.47%     215,466         667       93.67            6
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
May 2009                                  2           649,554            0.20%     324,777         672       83.11            4
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
June 2009                                 1           234,470            0.07%     234,470         654      100.00           15
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
July 2009                                 2           410,244            0.13%     205,122         646       59.13           14
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
August 2009                               1            89,122            0.03%      89,122         599      100.00           13
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
September 2009                            9         2,890,455            0.90%     321,162         701       86.37           12
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
October 2009                              2           839,564            0.26%     419,782         658       85.00           11
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
November 2009                             8         3,211,121            1.00%     401,390         647       86.51           10
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
December 2009                            16         4,761,631            1.49%     297,602         674       86.21            9
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
January 2010                             50        12,094,242            3.78%     241,885         643       86.75            8
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
February 2010                            32         7,296,496            2.28%     228,015         646       85.37            7
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
March 2010                               39        11,306,682            3.53%     289,915         660       84.35            6
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
April 2010                                3         1,301,477            0.41%     433,826         630       86.36            5
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
June 2010                                 1           214,938            0.07%     214,938         791       84.00           10
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
July 2010                                 1           150,974            0.05%     150,974         643       80.00           26
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
December 2010                             1           235,550            0.07%     235,550         737       80.00           21
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
June 2011                                 2           361,400            0.11%     180,700         652       80.00           15
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
July 2011                                 1           337,524            0.11%     337,524         613       80.00           14
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
August 2011                               2           368,471            0.12%     184,235         627       88.06           13
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
--------------------------------------------------------------------------------------------------------------------------------
(1) Continued on the next page

NEXT INTEREST RATE ADJUSTMENT DATES OF THE ADJUSTABLE RATE MORTGAGE LOANS

---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
                                                                                             WEIGHTED    WEIGHTED    WEIGHTED
                                                                                 AVERAGE     AVERAGE     AVERAGE      AVERAGE
                               NUMBER OF        PRINCIPAL       PERCENTAGE OF   PRINCIPAL     CREDIT     ORIGINAL    SEASONING
NEXT INTEREST RATE           MORTGAGE LOANS      BALANCE       MORTGAGE LOANS    BALANCE      SCORE        LTV       (MONTHS)
ADJUSTMENT DATES
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
September 2011                            5         1,547,326            0.48%     309,465         749       79.75           12
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
October 2011                              5         1,182,795            0.37%     236,559         677       78.78           11
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
November 2011                             9         2,688,971            0.84%     298,775         685       81.89           10
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
December 2011                            15         6,181,169            1.93%     412,078         658       83.78            9
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
                                                               ---------------- ----------- ----------- ----------- ------------
January 2012                             10         3,020,620            0.94%     302,062         652       85.79            8
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
                                                               ---------------- ----------- ----------- ----------- ------------
February 2012                             3           916,665            0.29%     305,555         716       85.89            7
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
March 2012                                7         2,025,469            0.63%     289,353         695       81.76            6
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
April 2012                                8         3,544,972            1.11%     443,122         682       83.54            5
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
May 2012                                  1            80,837            0.03%      80,837         731       90.00            4
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
April 2016                                1           469,849            0.15%     469,849         640       60.00           17
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
TOTAL:                                1,613       320,208,912          100.00%     198,518         661       83.28           16
---------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
--------------------------------------------------------------------------------------------------------------------------------
As of the cut-off Date, the weighted average Months to Next Interest Rate Adjustment Date of the Mortgage Loans will be approximately 19 months.

NOTE MARGINS OF THE ADJUSTABLE MORTGAGE LOANS

----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
                                                                                              WEIGHTED    WEIGHTED    WEIGHTED
                                                                                  AVERAGE     AVERAGE     AVERAGE      AVERAGE
RANGE OF                        NUMBER OF        PRINCIPAL       PERCENTAGE OF   PRINCIPAL     CREDIT     ORIGINAL    SEASONING
NOTE MARGINS (%)              MORTGAGE LOANS      BALANCE       MORTGAGE LOANS    BALANCE      SCORE        LTV       (MONTHS)
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
Fixed Rate                               330       $74,677,418           23.32%    $226,295         678      79.43%           11
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  1.0000% -   1.4999%                      1            98,834             0.03      98,834         713       90.00           46
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  1.5000% -   1.9999%                      1           253,600             0.08     253,600         607       80.00           15
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  2.0000% -   2.4999%                     36         9,827,191             3.07     272,978         707       80.19            9
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  2.5000% -   2.9999%                     19         7,701,330             2.41     405,333         674       80.80           10
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  3.0000% -   3.4999%                      8         2,914,707             0.91     364,338         706       75.82           11
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  3.5000% -   3.9999%                      8         2,137,401             0.67     267,175         704       82.67            9
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  4.0000% -   4.4999%                     16         5,464,570             1.71     341,536         685       87.06           12
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  4.5000% -   4.9999%                     28         9,265,911             2.89     330,925         648       90.00            9
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  5.0000% -   5.4999%                     65        13,893,463             4.34     213,746         655       86.65           16
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  5.5000% -   5.9999%                    181        41,263,260            12.89     227,974         650       88.21           12
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  6.0000% -   6.4999%                    272        69,449,918            21.69     255,331         657       83.99           11
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  6.5000% -   6.9999%                    161        27,205,046             8.50     168,975         645       82.59           22
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  7.0000% -   7.4999%                    132        17,548,585             5.48     132,944         643       83.34           27
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  7.5000% -   7.9999%                    160        24,370,446             7.61     152,315         645       83.64           24
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  8.0000% -   8.4999%                     99         7,866,932             2.46      79,464         646       82.57           52
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  8.5000% -   8.9999%                     53         3,835,407             1.20      72,366         634       82.21           50
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  9.5000% -   9.9999%                     28         1,570,082             0.49      56,074         645       81.44           56
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
  2.0000% -   2.4999%                      5           330,825             0.10      66,165         662       85.23           45
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
10.0000% - 10.4999%                        9           494,145             0.15      54,905         634       81.23           57
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
11.0000% - 11.4999%                        1            39,838             0.01      39,838         698       90.00           56
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------
TOTAL:                                 1,613       320,208,912          100.00%     198,518         661       83.28           16
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ----------- ------------

As of the cut-off Date, the weighted average note margin of the Mortgage Loans will be approximately 6.0663% per annum.

INTEREST ONLY TERM OF THE MORTGAGE LOANS

----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
                                                                                              WEIGHTED     WEIGHTED     WEIGHTED
                                                                                  AVERAGE     AVERAGE      AVERAGE      AVERAGE
                                NUMBER OF        PRINCIPAL       PERCENTAGE OF   PRINCIPAL     CREDIT      ORIGINAL    SEASONING
INTEREST ONLY TERM (MONTHS)   MORTGAGE LOANS      BALANCE       MORTGAGE LOANS    BALANCE      SCORE         LTV        (MONTHS)
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
None                                   1,474       269,252,962           84.09%    $182,668         656         83.34          17
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
24 Months                                  1           267,950            0.08%     267,950         731         95.00          26
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
36 Months                                  2         1,315,568            0.41%     657,784         684         80.00          10
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
60 Months                                 69        27,013,998            8.44%     391,507         673         85.67           8
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
120 Months                                67        22,358,434            6.98%     333,708         696         79.78           9
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
TOTAL:                                 1,613       320,208,912          100.00%     198,518         661         83.28          16
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------

NOTIONAL CREDIT CLASSIFICATION OF THE MORTGAGE LOANS

----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
                                                                                              WEIGHTED     WEIGHTED     WEIGHTED
                                                                                  AVERAGE     AVERAGE      AVERAGE      AVERAGE
                                NUMBER OF        PRINCIPAL       PERCENTAGE OF   PRINCIPAL     CREDIT      ORIGINAL    SEASONING
NOTATIONAL CREDIT             MORTGAGE LOANS      BALANCE       MORTGAGE LOANS    BALANCE      SCORE         LTV        (MONTHS)
CLASSIFICATION
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
Prime (non-IO)                           590       108,477,622           33.88%     183,860         701         82.41          17
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
Prime (IO)                                81        31,483,780            9.83%     388,689         714         81.60           9
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
A/ Alt A (non-IO)                        539       100,038,960           31.24%     185,601         639         83.76          16
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
A/ Alt A (IO)                             43        14,807,391            4.62%     344,358         642         84.05           9
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
Insured                                   70         6,666,160            2.08%      95,231         600         84.46          51
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
A- (non-IO)                              275        54,070,221           16.89%     196,619         605         84.29          16
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
A- (IO)                                   15         4,664,778            1.46%     310,985         612         89.02           9
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------
TOTAL:                                 1,613       320,208,912          100.00%     198,518         661         83.28          16
----------------------------- --------------- ----------------- ---------------- ----------- ----------- ------------- -----------

                                              ASSUMED FIXED RATE MORTGAGES                                                                                      ASSUMED FIXED RATE MORTGAGE LOANS
-------------------------------------------------------------------------------------------------------------------------
---------- --------------- ----------------------- ----------- -------------- -------------- ------------ ----------- ------------ ----------
                                                                                ORIGINAL      REMAINING
             AGGREGATE           AGGREGATE           GROSS                    AMORTIZATION     TERM TO                 REMAINING
  LOAN       PRINCIPAL            ORIGINAL          MORTGAGE      EXPENSE         TERM        MATURITY       AGE        IO TERM
 NUMBER     BALANCE ($)         BALANCE ($)         RATE (%)   FEE RATE (%)     (MONTHS)      (MONTHS)     (MONTHS)    (MONTHS)      LIEN
    1           $3,730.96              $46,800.00    7.800         0.500           120            7          113           0           1
    2          $16,091.09              $52,000.00    14.900        0.500           120           34           86           0           1
    3          $75,022.97              $76,500.00    7.999         0.500           180           174          6            0           1
    4         $478,804.86             $502,000.00    8.168         0.500           180           168          12           0           1
    5         $714,532.89             $736,000.00    6.990         0.500           180           171          9            0           1
    6       $2,015,428.58           $2,267,466.73    6.516         0.344           180           163          17           0           1
    7         $245,692.32             $284,400.00    8.074         0.404           180           155          25           0           1
    8         $623,707.81             $636,339.00    7.564         0.500           240           230          10           0           1
    9         $152,901.56             $158,000.00    8.585         0.500           240           224          16           0           1
   10         $230,791.35             $274,000.00    6.986         0.500           240           210          30           0           1
   11         $183,919.09             $196,250.00    9.331         0.500           240           214          26           0           1
   12       $1,046,504.23           $1,056,300.00    6.536         0.432           360           350          10           0           1
   13       $1,132,712.51           $1,138,000.00    8.195         0.500           360           353          7            0           1
   14       $1,067,308.04           $1,074,684.00    7.669         0.500           360           352          8            0           1
   15         $975,808.69             $982,300.00    7.507         0.470           360           351          9            0           1
   16         $148,346.75             $149,800.00    6.875         0.250           360           349          11           0           1
   17         $318,891.04             $323,500.00    8.112         0.450           360           350          10           0           1
   18          $94,530.44              $95,000.00    10.125        0.250           360           349          11           0           1
   19         $118,864.71             $119,646.00    7.781         0.450           360           351          9            0           1
   20         $440,013.04             $442,550.00    9.175         0.450           360           349          11           0           1
   21         $151,397.73             $152,000.00    9.600         0.450           360           352          8            0           1
   22      $10,710,316.41          $10,794,055.08    7.004         0.496           359           351          8            0           1
   23      $12,194,241.33          $12,270,891.00    7.663         0.497           360           352          8            0           1
   24      $10,057,565.16          $10,211,165.00    6.970         0.419           362           348          14           0           1
   25       $8,153,788.99           $8,227,497.71    7.973         0.435           360           348          12           0           1
   26         $501,000.00             $501,000.00    6.250         0.500           300           352          8           52           1
   27         $252,849.99             $252,850.00    8.250         0.500           240           349          11          109          1
   28       $2,164,600.00           $2,165,000.00    6.223         0.500           261           352          8           91           1
   29         $268,384.43             $268,800.00    9.438         0.405           254           350          10          96           1
   30       $6,393,662.52           $6,461,324.00    6.512         0.468           258           350          10          92           1
   31       $1,036,560.73           $1,036,600.00    7.119         0.409           240           351          9           111          1
   32         $551,427.00             $552,800.00    7.800         0.500           480           352          8            0           1
   33         $240,213.05             $240,600.00    9.300         0.500           480           352          8            0           1
   34         $321,530.93             $322,650.00    8.640         0.485           480           351          9            0           1
   35         $174,744.92             $175,000.00    8.875         0.450           540           350          10           0           1
   36         $619,302.57             $621,300.00    7.700         0.450           480           350          10           0           1
   37       $4,020,183.19           $4,029,800.00    7.700         0.498           505           353          7            0           1
   38       $4,479,903.42           $4,489,471.00    7.438         0.500           525           353          7            0           1
   39         $293,341.76             $294,375.00    7.000         0.250           480           351          9            0           1
   40       $1,137,511.73           $1,186,500.00    7.563         0.404           457           211          49           0           1
   41         $871,289.59             $891,680.00    8.588         0.500           449           284          30           0           1

     ASSUMED ADJUSTABLE RATE MORTGAGE LOANS
 *All Adjustable Rate Mortgage Loans Are First
                      Lien
                                                   ORIGINAL   ORIGINAL   REMAINING                          MONTHS TO     MONTHS     INITIAL
              AGGREGATE   AGGREGATE     GROSS      EXPENSE    AMORTIZATIONTERM TO                           NEXT RATE    BETWEEN    PERIODIC
    LOAN      PRINCIPAL    ORIGINAL    MORTGAGE      FEE        TERM      MATURITY      AGE                 ADJUSTMENT     RATE       RATE
              BALANCE     BALANCE                                                                              DATE
   NUMBER        ($)         ($)       RATE (%)    RATE (%)   (MONTHS)    (MONTHS)    (MONTHS)     INDEX                ADJUSTMENTS  CAP (%)
     42                                                                                          1 Year
              $164,843.45 $169,500.00   8.875        0.25        360        339          21        Libor        3           12          2
     43                                                                                          1 Year
              $241,617.62 $244,151.02   6.333        0.25        342        333          9         Libor        9           12          2
     44                                                                                          1 Year
              $64,923.72  $65,405.00     8.25        0.25        360        350          10        Libor        26          12          2
     45                                                                                          1 Year
              $51,956.45  $52,300.00      9          0.25        360        352          8         Libor        28          12          2
     46                                                                                          1 Year
              $83,479.41  $83,900.00      9          0.25        360        352          8         Libor        28          12          2
     47                                                                                          1 Year
              $306,428.06 $309,000.00   7.306        0.25        360        350          10        Libor        26          12          2
     48                                                                                          1 Year
              $245,432.09 $247,400.00   6.114        0.5         360        352          8         Libor        52          12          5
     49                                                                                          1 Year
              $172,171.94 $174,000.00    5.25        0.5         360        351          9       Treasury       51          12          2
     50                                                                                          6 Month
              $104,407.16 $105,300.00    10.4        0.45        360        345          15        Libor        9           6           2
     51                                                                                          6 Month
              $290,932.80 $294,200.00   8.372        0.5         360        343          17        Libor        7           6           3
   52(1)                                                                                         6 Month
              $258,655.56 $260,000.00    7.25        0.45        480        346          14        Libor        10          6           3
     53                                                                                          6 Month
              $246,966.47 $250,181.00   8.387        0.5         360        340          20        Libor        9           6           2
     54                                                                                          6 Month
              $684,588.78 $686,477.00   9.711        0.5         360        354          6         Libor        18          6           3
     55                  8           0                                                           6 Month
              $1,873,378. $1,883,320. 0 8.215       0.495        360        352          8         Libor        16          6           3
     56                                                                                          6 Month
              $147,577.06 $148,500.00    7.99        0.45        360        351          9         Libor        15          6           2
     57                  8           0                                                           6 Month
              $6,604,649. $6,634,998. 0 8.673       0.495        360        353          7         Libor        17          6         2.954
     58                  5           0                                                           6 Month
              $9,954,129. $9,999,425. 0 8.982       0.497        360        352          8         Libor        16          6         2.882
     59                                                                                          6 Month
              $636,919.45 $643,800.00   8.213       0.475        360        347          13        Libor        21          6           3
     60                  5           0                                                           6 Month
              $2,086,981. $2,098,050. 0 8.629       0.485        360        352          8         Libor        16          6         2.784
     61                  2           0                                                           6 Month
              $7,221,202. $7,255,415. 0 9.165       0.499        360        352          8         Libor        16          6           3
     62                                                                                          6 Month
              $74,139.77  $74,587.46     9.19        0.5         360        349          11        Libor        13          6           3
     63                                                                                          6 Month
              $219,512.94 $220,500.00    9.9         0.5         360        352          8         Libor        16          6           3
     64                                                                                          6 Month
              $815,692.18 $820,000.00    8.36        0.5         360        354          6         Libor        18          6           3
     65                  5           0                                                           6 Month
              $6,081,153. $6,115,892. 0 7.676        0.5         360        353          7         Libor        17          6           3
     66                  1           0                                                           6 Month
              $4,786,983. $4,811,050. 0  8.01        0.5         360        353          7         Libor        17          6           3
     67                                                                                          6 Month
              $328,129.44 $331,650.00   8.627        0.5         360        345          15        Libor        12          6         2.685
     68                                                                                          6 Month
              $882,827.49 $891,400.00   8.005        0.5         360        346          14        Libor        15          6         2.608

           ASSUMED ADJUSTABLE RATE MORTGAGE LOANS
     *All Adjustable Rate Mortgage Loans Are First Lien
              AGGREGATE   SUBSEQUENT               MINIMUM     MAXIMUM    REMAINING   NegAm   MONTHS TO   NegAm    NegAm    NegAm   Payment
                          PERIODIC                                                            NEXT
    LOAN      PRINCIPAL      RATE       GROSS      MORTGAGE    MORTGAGE    IO TERM     Max     PAYMENT    Recast   Payment Initial   Reset            NegAm
              BALANCE                                                                                    Frequency         Recast   Frequency
   NUMBER        ($)       CAP (%)    MARGIN (%)   RATE (%)    RATE (%)    (MONTHS)   Cap(%)  ADJUSTMENT (Months)  Cap(%)  (Months) (Months)        P & I ($)
     42       $164,843.45     2             6.25     6.25       14.875        0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     43       $241,617.62     2             4.25     4.25       6.333         0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     44       $64,923.72      2             3.25     3.25       14.25         0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     45       $51,956.45      2             4.25     4.25         15          0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     46       $83,479.41      2             4.25     4.25         15          0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     47       $306,428.06     2            3.308    3.308       13.306        0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     48       $245,432.09     2             2.25     2.25       11.114        0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     49       $172,171.94     2             2.75     2.75       10.25         0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     50       $104,407.16    1.5             6.3     10.4        17.4         0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     51       $290,932.80     1            6.425    8.372       14.372        0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
   52(1)      $258,655.56     1             6.25     7.25       13.25         0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     53       $246,966.47     1            6.152    8.387       14.387        0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     54       $684,588.78     1            5.243    8.631       16.432        0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     55       $1,873,378.82   1            5.318    8.215       14.408        0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     56       $147,577.06    1.5            6.05     7.99       14.99         0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     57       $6,604,649.85  1.06          5.947     8.14       15.071        0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     58       $9,954,129.52 1.079          5.995    7.979       15.413        0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     59       $636,919.45     1            6.747    8.213       14.357        0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     60       $2,086,981.51 1.072          5.587     8.29       15.132        0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     61       $7,221,202.20 1.088          6.023     8.02       15.388        0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     62       $74,139.77      1                8     9.19       15.19         0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     63       $219,512.94     1              6.5     9.9         15.9         0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     64       $815,692.18     1             7.36     8.36       14.36         0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     65       $6,081,153.54 1.047          6.675    7.685       13.676        0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     66       $4,786,983.14   1            6.773     8.01       14.01         0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     67       $328,129.44     1            7.017    8.627       14.627        0        N/A       N/A       N/A      N/A      N/A      N/A              N/A
     68       $882,827.49     1            6.044    8.005       14.005        0        N/A       N/A       N/A      N/A      N/A      N/A              N/A

ASSUMED ADJUSTABLE RATE MORTGAGE LOANS
*All Adjustable Rate Mortgage Loans Are First Lien
                                                                                                                        MONTHS
                                                                     ORIGINAL ORIGINAL   REMAINING                         TO       MONTHS    INITIAL
                                                                                        O                               NEXT
                                   AGGREGATE   AGGREGATE    GROSS    EXPENSE  AMORTIZATI TERM TO                          RATE     BETWEEN    PERIODIC
              LOAN                 PRINCIPAL    ORIGINAL   MORTGAGE    FEE      TERM     MATURITY    AGE                ADJUSTMENT   RATE      RATE
                                   BALANCE     BALANCE               RATE                                                 DATE
             NUMBER                   ($)         ($)      RATE (%)    (%)    (MONTHS)   (MONTHS)  (MONTHS)   INDEX               ADJUSTMENTS CAP (%)
               69                             3           0                                                 6 Month
                                   $1,990,484. $2,000,360. 08.429      0.5       360       353        7       Libor        17         6          3
               70                             0           0                                                 6 Month
                                   $1,924,218. $1,933,157. 09.094      0.5       360       352        8       Libor        17         6        2.902
               71                                                                                           6 Month
                                   $457,898.13 $460,000.00   6.5       0.5       360       355        5       Libor        31         6          3
               72                                                                                           6 Month
                                   $266,441.14 $268,000.00  8.187     0.484      360       351        9       Libor        27         6          3
               73                                                                                           6 Month
                                   $89,429.27  $90,000.00    8.5       0.5       360       351        9       Libor        27         6          3
               74                                                                                           6 Month
                                   $134,342.74 $135,000.00   8.6      0.45       360       352        8       Libor        28         6          3
               75                                                                                           6 Month
                                   $117,315.99 $118,000.00   8.88     0.45       360       350       10       Libor        26         6          2
               76                                                                                           6 Month
                                   $155,076.45 $156,200.00   7.25     0.45       360       351        9       Libor        27         6          3
               77                                                                                           6 Month
                                   $129,596.05 $130,000.00   10.8      0.5       360       353        7       Libor        29         6          3
               78                             6           0                                                 6 Month
                                   $1,804,186. $1,816,250. 07.861     0.484      360       352        8       Libor        28         6        2.694
               79                             7           0                                                 6 Month
                                   $1,004,927. $1,012,100. 07.785     0.48       360       352        8       Libor        28         6          3
               80                                                                                           6 Month
                                   $929,742.79 $934,550.00  9.059      0.5       360       352        8       Libor        28         6          3
               81                                                                                           6 Month
                                   $402,329.77 $488,750.00   6.99      0.5       360       348       12       Libor        24         6          3
               82                                                                                           6 Month
                                   $302,392.07 $304,000.00   7.99      0.5       360       353        7       Libor        29         6          3
               83                             5           0                                                 6 Month
                                   $3,087,700. $3,102,725. 08.446     0.495      360       353        7       Libor        29         6          3
               84                             1           0                                                 6 Month
                                   $4,010,259. $4,030,495. 08.001      0.5       360       353        7       Libor        29         6          3
               85                                                                                           6 Month
                                   $107,800.40 $109,200.00  7.125     0.25       360       345       15       Libor        45         6          6
               86                                                                                           6 Month
                                   $409,846.95 $412,000.00   8.25      0.5       360       352        8       Libor        52         6          3
               87                             5           0                                                 6 Month
                                   $1,003,631. $1,012,500. 06.455      0.5       360       351        9       Libor        51         6        3.64
               88                                                                                           6 Month
                                   $453,202.59 $456,600.00  8.151      0.5       360       349       11       Libor        49         6          3
               89                                                                                           6 Month
                                   $62,223.25  $62,625.00   8.375      0.5       360       350       10       Libor        50         6          5
               90                                                                                           1 Year
                                   $492,000.00 $492,000.00  6.125      0.5       324       351        9       Libor        27         12         2
               91                                                                                           1 Year
                                   $823,567.94 $823,568.00   6.5      0.25       324       350       10       Libor        26         12         2
               92                                                                                           1 Year
                                   $253,600.00 $253,600.00   7.25      0.5       240       345       15       Libor        45         12         5
               93                                                                                           1 Year
                                   $240,050.00 $240,050.00   6.5       0.5       300       350       10       Libor        50         12         5
               94                                                                                           1 Year
                                   $469,849.35 $470,000.00   6.25     0.25       240       343       17       Libor       103         12         5
               95                                                                                           1 Year
                                   $546,000.00 $546,000.00  5.985      0.5       300       352        8      Treasury      52         12         5

ASSUMED ADJUSTABLE RATE MORTGAGE LOANS
*All Adjustable Rate Mortgage Loans Are First Lien

              AGGREGATE   SUBSEQUENT               MINIMUM    MAXIMUM    REMAINING     NegAm    MONTHS TO     NegAm       NegAm       NegAm     Payment
                          PERIODIC                                                              NEXT                                                         NegAm
    LOAN      PRINCIPAL      RATE       GROSS     MORTGAGE    MORTGAGE    IO TERM       Max      PAYMENT      Recast     Payment     Initial     Reset
              BALANCE                                                                                       Frequency               Recast     Frequency   P & I ($)
   NUMBER        ($)       CAP (%)    MARGIN (%)  RATE (%)    RATE (%)    (MONTHS)    Cap(%)    ADJUSTMENT   (Months)     Cap(%)    (Months)    (Months)
     69       $1,990,484.39   1         7.053       8.473      14.429        0          N/A        N/A         N/A         N/A         N/A        N/A         N/A
     70       $1,924,218.02 1.049       6.824       9.094      15.094        0          N/A        N/A         N/A         N/A         N/A        N/A         N/A
     71       $457,898.13     1           6           6         12.5         0          N/A        N/A         N/A         N/A         N/A        N/A         N/A
     72       $266,441.14     1         5.187       7.201      14.187        0          N/A        N/A         N/A         N/A         N/A        N/A         N/A
     73       $89,429.27      1          7.25       7.25        14.5         0          N/A        N/A         N/A         N/A         N/A        N/A         N/A
     74       $134,342.74     1          5.6         8.6        14.6         0          N/A        N/A         N/A         N/A         N/A        N/A         N/A
     75       $117,315.99     1          5.28       8.88       14.88         0          N/A        N/A         N/A         N/A         N/A        N/A         N/A
     76       $155,076.45     1          4.25       7.25       13.25         0          N/A        N/A         N/A         N/A         N/A        N/A         N/A
     77       $129,596.05     1          7.19       10.8        16.8         0          N/A        N/A         N/A         N/A         N/A        N/A         N/A
     78       $1,804,186.65  1.2        6.073       7.456      14.418        0          N/A        N/A         N/A         N/A         N/A        N/A         N/A
     79       $1,004,927.72   1         4.785       7.785      13.785        0          N/A        N/A         N/A         N/A         N/A        N/A         N/A
     80       $929,742.79     1         5.928       9.059      15.636        0          N/A        N/A         N/A         N/A         N/A        N/A         N/A
     81       $402,329.77    1.5        4.474       6.99       12.99         0          N/A        N/A         N/A         N/A         N/A        N/A         N/A
     82       $302,392.07     1          6.99       7.99       13.99         0          N/A        N/A         N/A         N/A         N/A        N/A         N/A
     83       $3,087,700.58   1         6.074       8.446      14.446        0          N/A        N/A         N/A         N/A         N/A        N/A         N/A
     84       $4,010,259.13   1         6.291       8.001      14.001        0          N/A        N/A         N/A         N/A         N/A        N/A         N/A
     85       $107,800.40     2          2.25       2.25       13.125        0          N/A        N/A         N/A         N/A         N/A        N/A         N/A
     86       $409,846.95     1          5.05       8.25       14.25         0          N/A        N/A         N/A         N/A         N/A        N/A         N/A
     87       $1,003,631.54 1.294       5.599       5.599      12.455        0          N/A        N/A         N/A         N/A         N/A        N/A         N/A
     88       $453,202.59   1.093       7.296       8.151      14.336        0          N/A        N/A         N/A         N/A         N/A        N/A         N/A
     89       $62,223.25      1          2.25       8.375      13.375        0          N/A        N/A         N/A         N/A         N/A        N/A         N/A
     90       $492,000.00     2          2.25       2.25       12.125        27         N/A        N/A         N/A         N/A         N/A        N/A         N/A
     91       $823,567.94     2          2.75       2.75        12.5         26         N/A        N/A         N/A         N/A         N/A        N/A         N/A
     92       $253,600.00     2         1.875       1.875      12.25        105         N/A        N/A         N/A         N/A         N/A        N/A         N/A
     93       $240,050.00     2          2.25       2.25        11.5         50         N/A        N/A         N/A         N/A         N/A        N/A         N/A
     94       $469,849.35     2          2.25       2.25       11.25        103         N/A        N/A         N/A         N/A         N/A        N/A         N/A
     95       $546,000.00     2          2.75       2.75       11.985        52         N/A        N/A         N/A         N/A         N/A        N/A         N/A

ASSUMED ADJUSTABLE RATE MORTGAGE LOANS
*All Adjustable Rate Mortgage Loans Are First
Lien
                                                   ORIGINAL   ORIGINAL   REMAINING                          MONTHS TO    MONTHS     INITIAL
            AGGREGATE      AGGREGATE     GROSS     EXPENSE    AMORTIZATIONTERM TO                           NEXT RATE    BETWEEN    PERIODIC
  LOAN      PRINCIPAL      ORIGINAL     MORTGAGE     FEE        TERM      MATURITY      AGE                 ADJUSTMENT    RATE        RATE
 NUMBER    BALANCE ($)    BALANCE ($)   RATE (%)   RATE (%)   (MONTHS)    (MONTHS)   (MONTHS)     INDEX        DATE     ADJUSTMENTS CAP (%)
   96                                                                                           6 Month
            $152,000.00    $152,000.00   7.625       0.5         300        335         25        Libor         11          6          3
   97                                                                                           6 Month
            $781,805.00    $781,805.00   9.187       0.5         283        354          6        Libor         18          6          3
   98                                                                                           6 Month
           $5,394,338.17 $5,394,790.00   8.152       0.5         286        353          7        Libor         17          6        2.942
   99                                                                                           6 Month
           $4,001,891.50 $4,003,455.00   8.807      0.495        294        354          6        Libor         18          6        2.846
   100                                                                                          6 Month
           $1,666,000.77 $1,666,080.00   9.247       0.5         292        354          6        Libor         18          6          3
   101                                                                                          6 Month
            $942,200.00    $942,200.00    7.94       0.5         300        353          7        Libor         17          6        2.529
   102                                                                                          6 Month
            $226,949.99    $226,950.00    6.95       0.5         300        349         11        Libor         13          6          3
   103                                                                                          6 Month
            $798,000.00    $798,000.00    8.95       0.45        300        351          9        Libor         15          6          3
   104                                                                                          6 Month
            $428,000.00    $428,000.00   7.126       0.5         300        353          7        Libor         17          6        2.393
   105                                                                                          6 Month
           $2,623,812.00 $2,623,812.00   7.614       0.5         300        352          8        Libor         16          6        2.701
   106                                                                                          6 Month
            $118,748.00    $118,750.00    8.5        0.5         300        343         17        Libor         19          6          2
   107                                                                                          6 Month
           $1,255,120.00 $1,255,120.00   7.575       0.5         300        352          8        Libor         16          6          3
   108                                                                                          6 Month
            $267,000.00    $267,000.00   8.638       0.45        300        350         10        Libor         14          6          3
   109                                                                                          6 Month
            $291,488.77    $292,000.00    6.5        0.5         300        355          5        Libor         31          6          3
   110                                                                                          6 Month
            $214,937.89    $215,591.60   6.182       0.25        223        333         10        Libor         33          6        6.193
   111                                                                                          6 Month
            $150,973.97    $152,000.00     6         0.25        240        334         26        Libor         34          6          6
   112                                                                                          6 Month
            $737,980.50    $738,000.00    10.2       0.45        300        350         10        Libor         26          6          3
   113                                                                                          6 Month
            $870,544.21    $871,250.00   6.704       0.5         300        352          8        Libor         28          6          3
   114                                                                                          6 Month
           $1,500,000.00 $1,500,000.00    6.83       0.5         300        348         12        Libor         24          6          3
   115                                                                                          6 Month
            $254,655.78    $255,000.00    7.5        0.5         300        352          8        Libor         28          6          3
   116                                                                                          6 Month
            $928,605.65    $929,000.00   6.809       0.5         300        352          8        Libor         28          6        2.559
   117                                                                                          6 Month
            $320,000.00    $320,000.00    8.1        0.5         300        354          6        Libor         30          6          2
   118                                                                                          6 Month
            $337,524.24    $337,600.00   7.875       0.5         240        346         14        Libor         46          6          6
   119                                                                                          6 Month
            $235,550.00    $235,550.00   8.875       0.5         300        339         21        Libor         39          6          6
   120                                                                                          6 Month
            $219,950.00    $219,950.00    6.5        0.5         240        347         13        Libor         47          6          5
   121                                                                                          6 Month
            $339,950.00    $339,950.00     5         0.5         240        350         10        Libor         50          6          5
   122                                                                                          6 Month
            $139,999.58    $140,000.00   7.875       0.25        240        349         11        Libor         49          6          6

ASSUMED ADJUSTABLE RATE MORTGAGE LOANS
*All Adjustable Rate Mortgage Loans Are First Lien

              AGGREGATE   SUBSEQUENT               MINIMUM    MAXIMUM    REMAINING     NegAm    MONTHS TO     NegAm       NegAm       NegAm     Payment
                          PERIODIC                                                              NEXT                                                         NegAm
    LOAN      PRINCIPAL      RATE       GROSS     MORTGAGE    MORTGAGE    IO TERM       Max      PAYMENT      Recast     Payment     Initial     Reset
              BALANCE                                                                                       Frequency               Recast     Frequency   P & I ($)
   NUMBER        ($)       CAP (%)    MARGIN (%)  RATE (%)    RATE (%)    (MONTHS)    Cap(%)    ADJUSTMENT   (Months)     Cap(%)    (Months)    (Months)
     96       $152,000.00     1         6.625       7.625      13.625        35         N/A        N/A         N/A         N/A         N/A        N/A         N/A
     97       $781,805.00     1         5.942       8.216      15.906        71         N/A        N/A         N/A         N/A         N/A        N/A         N/A
     98       $5,394,338.17 1.019       5.892       7.49       14.697        67         N/A        N/A         N/A         N/A         N/A        N/A         N/A
     99       $4,001,891.50 1.077       5.641         8        15.528        60         N/A        N/A         N/A         N/A         N/A        N/A         N/A
    100       $1,666,000.77   1         5.712       8.897      16.119        62         N/A        N/A         N/A         N/A         N/A        N/A         N/A
    101       $942,200.00   1.157       4.986       6.215      14.508        53         N/A        N/A         N/A         N/A         N/A        N/A         N/A
    102       $226,949.99     1          3.95       6.95       12.95         49         N/A        N/A         N/A         N/A         N/A        N/A         N/A
    103       $798,000.00     1          5.95       8.95       14.95         51         N/A        N/A         N/A         N/A         N/A        N/A         N/A
    104       $428,000.00     1         5.681       7.126      13.733        53         N/A        N/A         N/A         N/A         N/A        N/A         N/A
    105       $2,623,812.00   1         5.695       7.614      14.161        52         N/A        N/A         N/A         N/A         N/A        N/A         N/A
    106       $118,748.00     1          5.5         8.5        14.5         43         N/A        N/A         N/A         N/A         N/A        N/A         N/A
    107       $1,255,120.00   1         4.575       7.575      13.575        52         N/A        N/A         N/A         N/A         N/A        N/A         N/A
    108       $267,000.00     1         5.638       8.638      14.638        50         N/A        N/A         N/A         N/A         N/A        N/A         N/A
    109       $291,488.77     1          2.75       2.75        12.5         55         N/A        N/A         N/A         N/A         N/A        N/A         N/A
    110       $214,937.89     1          2.75       2.75       12.375       110         N/A        N/A         N/A         N/A         N/A        N/A         N/A
    111       $150,973.97     1          2.75       2.75         12          94         N/A        N/A         N/A         N/A         N/A        N/A         N/A
    112       $737,980.50     1          7.25       10.2        16.2         50         N/A        N/A         N/A         N/A         N/A        N/A         N/A
    113       $870,544.21     1         3.792       6.704      12.704        52         N/A        N/A         N/A         N/A         N/A        N/A         N/A
    114       $1,500,000.00  1.5         4.25       6.83       12.83         48         N/A        N/A         N/A         N/A         N/A        N/A         N/A
    115       $254,655.78     1          4.5         7.5        13.5         52         N/A        N/A         N/A         N/A         N/A        N/A         N/A
    116       $928,605.65     1         5.132       6.809      13.25         52         N/A        N/A         N/A         N/A         N/A        N/A         N/A
    117       $320,000.00     1          5.85        8.1        15.1         54         N/A        N/A         N/A         N/A         N/A        N/A         N/A
    118       $337,524.24     2          2.75       7.875      13.875       106         N/A        N/A         N/A         N/A         N/A        N/A         N/A
    119       $235,550.00     2          2.75       8.875      14.875        39         N/A        N/A         N/A         N/A         N/A        N/A         N/A
    120       $219,950.00     1          2.25       2.25        11.5        107         N/A        N/A         N/A         N/A         N/A        N/A         N/A
    121       $339,950.00     1          2.25       2.25         10         110         N/A        N/A         N/A         N/A         N/A        N/A         N/A
    122       $139,999.58     2          2.25       2.25       13.875       109         N/A        N/A         N/A         N/A         N/A        N/A         N/A

ASSUMED ADJUSTABLE RATE MORTGAGE LOANS
*All Adjustable Rate Mortgage Loans Are First
Lien
                                                   ORIGINAL    ORIGINAL   REMAINING                          MONTHS TO    MONTHS     INITIAL
            AGGREGATE      AGGREGATE      GROSS     EXPENSE   AMORTIZATION TERM TO                           NEXT RATE   BETWEEN    PERIODIC
  LOAN      PRINCIPAL      ORIGINAL     MORTGAGE      FEE        TERM      MATURITY      AGE                 ADJUSTMENT    RATE       RATE
 NUMBER    BALANCE ($)    BALANCE ($)   RATE (%)   RATE (%)    (MONTHS)    (MONTHS)   (MONTHS)     INDEX       DATE     ADJUSTMENTS  CAP (%)
   123                                                                                           6 Month
            $240,797.84    $240,800.00      8        0.25        240         350         10        Libor        50          6           5
   124                                                                                           6 Month
            $365,000.00    $365,000.00    8.188      0.25        240         350         10        Libor        50          6         5.74
   125                                                                                           6 Month
            $516,799.98    $516,800.00     7.6        0.5        300         351          9        Libor        51          6           3
   126                                                                                           6 Month
           $5,409,749.79 $5,412,700.00    7.136      0.478       249         352          8        Libor        52          6         4.798
   127                                                                                           6 Month
           $2,147,889.56 $2,148,570.00    6.927      0.44        240         353          7        Libor        53          6         4.828
   128                                                                                           6 Month
           $2,023,950.00 $2,023,950.00    6.84        0.5        240         351          9        Libor        51          6           5
   129                                                                                           6 Month
            $900,000.00    $900,000.00    6.625       0.5        240         351          9        Libor        51          6           5
   130                                                                                           6 Month
            $914,465.12    $917,200.00    9.268      0.483       500         345         15        Libor         9          6         2.566
   131                                                                                           6 Month
            $198,168.38    $199,040.00     8.1        0.5        480         345         15        Libor         9          6           3
   132                                                                                           6 Month
            $218,855.73    $220,000.00    6.95       0.45        480         347         13        Libor        11          6           3
   133                                                                                           6 Month
           $1,220,405.62 $1,222,600.00    7.822       0.5        600         352          8        Libor        16          6           3
   134                                                                                           6 Month
            $445,494.20    $446,250.00    8.115       0.5        480         354          6        Libor        18          6         2.468
   135                                                                                           6 Month
            $239,565.85    $240,000.00    9.35       0.45        480         351          9        Libor        15          6           2
   136                                                                                           6 Month
            $144,694.69    $145,000.00    8.375      0.45        480         352          8        Libor        16          6           3
   137                                                                                           6 Month
            $238,481.99    $239,200.00     8.6        0.5        480         348         12        Libor        12          6           3
   138                                                                                           6 Month
           $4,674,323.04 $4,681,948.00    8.052      0.498       526         353          7        Libor        17          6         2.815
   139                  8                                                                        6 Month
           $10,279,323.0 $10,298,147.00   8.146      0.497       530         353          7        Libor        17          6         2.586
   140                                                                                           6 Month
            $369,517.44    $370,000.00    7.99       0.45        600         350         10        Libor        14          6           3
   141                                                                                           6 Month
           $1,151,434.44 $1,154,750.00    7.824       0.5        578         349         11        Libor        15          6           3
   142                                                                                           6 Month
           $4,055,344.46 $4,063,617.00    8.672      0.484       525         351          9        Libor        15          6         2.679
   143                                                                                           6 Month
           $3,670,449.92 $3,676,570.00    9.04       0.483       505         352          8        Libor        16          6           3
   144                                                                                           6 Month
           $2,089,973.87 $2,093,300.00    8.134       0.5        543         353          7        Libor        17          6           3
   145                                                                                           6 Month
           $7,100,227.31 $7,112,348.00    7.017      0.497       574         353          7        Libor        17          6           3
   146                  9                                                                        6 Month
           $15,316,941.5 $15,341,160.00   7.672      0.499       549         353          7        Libor        17          6           3
   147                                                                                           6 Month
            $623,084.38    $624,000.00    6.25        0.5        600         354          6        Libor        18          6           3
   148                                                                                           6 Month
            $995,135.01    $997,970.00    6.855       0.5        516         352          8        Libor        16          6           3
   149                                                                                           6 Month
            $377,298.39    $378,000.00    7.79        0.5        480         354          6        Libor        18          6           3

ASSUMED ADJUSTABLE RATE MORTGAGE LOANS
*All Adjustable Rate Mortgage Loans Are First
Lien

            AGGREGATE    SUBSEQUENT               MINIMUM     MAXIMUM    REMAINING     NegAm    MONTHS TO     NegAm       NegAm      NegAm      Payment
                          PERIODIC                                                              NEXT                                                         NegAm
  LOAN      PRINCIPAL       RATE        GROSS     MORTGAGE    MORTGAGE    IO TERM       Max      PAYMENT      Recast     Payment    Initial      Reset
                                      MARGIN                                                                Frequency              Recast      Frequency   P & I ($)
 NUMBER    BALANCE ($)     CAP (%)       (%)      RATE (%)    RATE (%)    (MONTHS)    Cap(%)    ADJUSTMENT   (Months)    Cap(%)     (Months)    (Months)
  123       $240,797.84       1         2.25         3           13         110         N/A        N/A         N/A         N/A        N/A         N/A         N/A
  124       $365,000.00     1.74        2.25        2.25       13.928       110         N/A        N/A         N/A         N/A        N/A         N/A         N/A
  125       $516,799.98      1.5        5.65        7.6         14.6         51         N/A        N/A         N/A         N/A        N/A         N/A         N/A
  126     $5,409,749.79     1.094       2.805      2.805       12.378       103         N/A        N/A         N/A         N/A        N/A         N/A         N/A
  127     $2,147,889.56     1.34        2.488      3.498       12.522       113         N/A        N/A         N/A         N/A        N/A         N/A         N/A
  128     $2,023,950.00       1         2.75        2.75       11.84        111         N/A        N/A         N/A         N/A        N/A         N/A         N/A
  129       $900,000.00       1         2.75        2.75       11.625       111         N/A        N/A         N/A         N/A        N/A         N/A         N/A
  130       $914,465.12     1.145       7.188      9.268       15.675        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  131       $198,168.38       1          6.1        8.1         14.1         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  132       $218,855.73       1         6.25        6.95       12.95         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  133     $1,220,405.62       1         4.875      7.822       14.086        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  134       $445,494.20     1.177       6.085      8.115       15.133        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  135       $239,565.85      1.5        5.95        9.35       16.35         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  136       $144,694.69       1         5.125      5.125       14.375        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  137       $238,481.99       1          5.6        8.6         14.6         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  138     $4,674,323.04     1.068       5.808      7.022       14.511        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  139     $10,279,323.08    1.156       5.803      7.709       14.737        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  140       $369,517.44       1         6.875       7.99       13.99         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  141     $1,151,434.44     1.254       6.335      7.824       14.642        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  142     $4,055,344.46     1.16        5.511      8.539       15.301        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  143     $3,670,449.92       1         6.051      8.243       15.379        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  144     $2,089,973.87       1         6.974      8.134       14.134        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  145     $7,100,227.31       1         6.306      7.031       13.017        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  146     $15,316,941.59      1         6.809      7.681       13.672        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  147       $623,084.38       1         6.25        6.25       12.25         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  148       $995,135.01       1         6.25       6.855       12.855        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  149       $377,298.39       1          5.7        7.79       13.79         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A

ASSUMED ADJUSTABLE RATE MORTGAGE LOANS
*All Adjustable Rate Mortgage Loans Are First
Lien
                                                   ORIGINAL    ORIGINAL   REMAINING                          MONTHS TO    MONTHS     INITIAL
            AGGREGATE      AGGREGATE      GROSS     EXPENSE   AMORTIZATION TERM TO                           NEXT RATE   BETWEEN    PERIODIC
  LOAN      PRINCIPAL      ORIGINAL     MORTGAGE      FEE        TERM     MATURITY      AGE                  ADJUSTMENT    RATE       RATE
 NUMBER    BALANCE ($)    BALANCE ($)   RATE (%)   RATE (%)    (MONTHS)   (MONTHS)    (MONTHS)     INDEX       DATE     ADJUSTMENTS  CAP (%)
   150                                                                                           6 Month
           $3,101,365.63 $3,108,000.00    8.364       0.5        507         352         8         Libor        16          6           3
   151                                                                                           6 Month
            $837,469.21    $839,900.00    7.869       0.5        480         351         9         Libor        27          6           3
   152                                                                                           6 Month
            $117,692.09    $118,000.00     8.3        0.5        480         352         8         Libor        28          6           3
   153                                                                                           6 Month
            $331,475.64    $332,000.00    9.359       0.5        480         352         8         Libor        28          6           3
   154                                                                                           6 Month
            $142,091.91    $142,500.00    7.725      0.45        480         351         9         Libor        27          6           3
   155                                                                                           6 Month
            $487,253.26    $488,000.00    8.679      0.484       517         352         8         Libor        28          6           3
   156                                                                                           6 Month
           $1,403,348.64 $1,408,030.00    8.471      0.494       480         352         8         Libor        28          6           3
   157                                                                                           6 Month
            $431,259.31    $431,725.00    8.589      0.492       580         351         9         Libor        27          6           3
   158                                                                                           6 Month
           $1,783,246.85 $1,786,929.00    8.829      0.497       493         352         8         Libor        28          6         2.94
   159                                                                                           6 Month
            $215,621.39    $216,000.00    7.99        0.5        480         354         6         Libor        30          6           3
   160                                                                                           6 Month
           $2,444,137.59 $2,449,500.00    7.028       0.5        546         352         8         Libor        28          6           3
   161                                                                                           6 Month
           $5,492,278.33 $5,502,000.00    7.474      0.495       544         353         7         Libor        29          6           3
   162                                                                                           6 Month
           $4,421,455.76 $4,428,990.00    8.535       0.5        532         353         7         Libor        29          6           3
   163                                                                                           6 Month
           $5,977,068.72 $5,990,312.00    8.128       0.5        504         352         8         Libor        28          6           3
   164                                                                                           6 Month
            $148,520.59    $149,000.00    8.65       0.45        480         347         13        Libor        47          6           3
   165                                                                                           6 Month
            $283,065.70    $284,080.00     6.5        0.5        480         352         8         Libor        52          6           3
   166                                                                                           6 Month
            $884,206.45    $886,500.00    7.85        0.5        480         352         8         Libor        52          6           3
   167                                                                                           6 Month
           $1,197,912.71 $1,200,935.00    7.916       0.5        503         352         8         Libor        52          6           3
   168                                                                                           6 Month
            $539,588.55    $540,000.00    8.75        0.5        600         353         7         Libor        53          6           3
   169                                                                                           6 Month
            $539,580.83    $540,200.00    6.932       0.5        600         354         6         Libor        54          6           3
   170                                                                                           6 Month
            $893,195.60    $896,000.00    7.25        0.5        506         351         9         Libor        51          6           3
   171                                                                                           1 Year
            $557,299.24    $536,000.00    8.375      0.375       360         346         14       Treasury       1          1        No Cap
   172                                                                                           1 Year
            $782,656.09    $756,000.00    8.383      0.375       480         471         9        Treasury       1          1        No Cap
   173                                                                                           1 Year
            $464,590.11    $476,000.00     2.5       0.375       360         348         12       Treasury      48          1        No Cap
   174                                                                                           1 Year
            $193,567.46    $183,200.00      8        0.375       360         340         20       Treasury       1          1        No Cap
   175                                                                                           1 Year
            $165,702.44    $161,000.00    8.625      0.375       480         469         11       Treasury       1          1        No Cap
   176                                                                                           1 Year
            $656,551.43    $650,000.00    7.75       0.375       360         354         6        Treasury      54          1        No Cap

ASSUMED ADJUSTABLE RATE MORTGAGE LOANS
*All Adjustable Rate Mortgage Loans Are First
Lien

            AGGREGATE    SUBSEQUENT                MINIMUM    MAXIMUM    REMAINING     NegAm    MONTHS TO     NegAm       NegAm      NegAm      Payment
                          PERIODIC                                                              NEXT                                                         NegAm
  LOAN      PRINCIPAL       RATE        GROSS     MORTGAGE    MORTGAGE    IO TERM       Max      PAYMENT      Recast     Payment    Initial      Reset
                                                                                                            Frequency              Recast      Frequency   P & I ($)
 NUMBER    BALANCE ($)     CAP (%)    MARGIN (%)  RATE (%)    RATE (%)    (MONTHS)    Cap(%)    ADJUSTMENT   (Months)    Cap(%)     (Months)    (Months)
  150     $3,101,365.63     1.019       6.916       8.364      14.364        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  151       $837,469.21       1         4.869       7.869      13.869        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  152       $117,692.09       1          4.84        8.3        14.3         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  153       $331,475.64       1         6.181       9.359      15.359        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  154       $142,091.91       1         4.725       7.725      13.725        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  155       $487,253.26       1         6.319       8.679      15.319        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  156     $1,403,348.64       1         5.884       8.471      14.901        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  157       $431,259.31       1         5.921       8.589      14.589        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  158     $1,783,246.85     1.03        5.426       8.614      15.099        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  159       $215,621.39       1          5.85       7.99       13.99         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  160     $2,444,137.59       1         6.415       7.093      13.028        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  161     $5,492,278.33       1         6.508       7.474      13.474        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  162     $4,421,455.76       1          6.94       8.535      14.535        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  163     $5,977,068.72       1         6.305       8.128      14.128        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  164       $148,520.59       1          7.65       8.65       14.65         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  165       $283,065.70       1          3.5         6.5        12.5         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  166       $884,206.45       1          4.85       7.85       13.85         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  167     $1,197,912.71       1         5.511       7.577      13.916        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  168       $539,588.55       1          5.75       8.75       15.75         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  169       $539,580.83       1          6.25       6.932      12.932        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  170       $893,195.60       1          6.25       7.25       13.25         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  171       $557,299.24    No Cap       3.375       3.375        12          0          110         11          60         7.5         12          12      $2,129.75
  172       $782,656.09    No Cap        3.4         3.4        9.95         0          110         4           60         7.5         60          12      $2,048.51
  173       $464,590.11    No Cap        2.95       2.95        9.95         0          110         49          1          7.5        120          12      $1,880.78
  174       $193,567.46    No Cap       3.075       3.075       9.95         0          115         5           60         7.5         60          12        $633.43
  175       $165,702.44    No Cap        3.65       3.65        9.95         0          115         2           60         7.5         60          12        $648.06
  176       $656,551.43    No Cap        2.25       2.25        9.95         0          115         55          1          7.5        120          12      $2,568.29

ASSUMED ADJUSTABLE RATE MORTGAGE LOANS
*All Adjustable Rate Mortgage Loans Are First
Lien
                                                    ORIGINAL   ORIGINAL   REMAINING                          MONTHS TO    MONTHS     INITIAL
             AGGREGATE      AGGREGATE     GROSS     EXPENSE    AMORTIZATIONTERM TO                           NEXT RATE   BETWEEN    PERIODIC
  LOAN       PRINCIPAL      ORIGINAL     MORTGAGE     FEE        TERM      MATURITY      AGE                 ADJUSTMENT    RATE       RATE
 NUMBER     BALANCE ($)    BALANCE ($)   RATE (%)   RATE (%)   (MONTHS)    (MONTHS)   (MONTHS)     INDEX       DATE     ADJUSTMENTS  CAP (%)
   177                                                                                           1 Year
              $69,776.20     $69,600.00   8.125      0.375        360        353          7       Treasury      53          1        No Cap
   178                                                                                           6 Month
             $443,661.44    $438,400.00   6.906       0.5         240        354          6        Libor        54          6         6.344
   179                                                                                           6 Month
             $225,158.46    $232,217.00   12.945     1.644        360        310         50        Libor         4          6           3
   180                                                                                           6 Month
              $46,143.47     $46,480.47    13.5       0.5         328        313         15        Libor         1          6           1
   181                                                                                           6 Month
             $248,856.95    $251,428.42   12.033      0.5         338        322         16        Libor         2          6         3.52
   182                                                                                           6 Month
             $244,390.03    $246,401.58   12.577     1.045        321        306         15        Libor         5          6         1.941
   183                                                                                           6 Month
             $393,239.08    $410,000.00   13.134     1.992        360        306         54        Libor         4          6         2.664
   184                                                                                           6 Month
             $476,289.11    $492,200.00   13.855     1.532        360        306         54        Libor         4          6           3
   185                                                                                           6 Month
           $13,444,959.19 $14,490,084.00  12.133     1.244        360        309         51        Libor         3          6         2.677
   186                                                                                           6 Month
           $24,966,113.59 $26,136,038.00  12.187     1.145        360        308         52        Libor         3          6         2.76
   187                                                                                           6 Month
              $32,951.14     $33,800.00   14.375      0.5         360        303         57        Libor         3          6           3
   188                                                                                           6 Month
             $116,515.96    $121,600.00    12.4       2.48        360        310         50        Libor         4          6           3
   189                                                                                           6 Month
             $116,802.38    $123,250.00   10.65      2.355        360        309         51        Libor         3          6           3
   190                                                                                           6 Month
             $124,068.39    $130,100.00   12.73      0.429        360        303         57        Libor         5          6         1.432
   191                                                                                           6 Month
              $58,531.67     $63,600.00    12.5      2.005        360        302         58        Libor         2          6           3
   192                                                                                           6 Month
              $67,506.06     $70,400.00   11.25      2.385        360        310         50        Libor         4          6           3
   193                                                                                           6 Month
             $164,831.83    $170,495.00   13.25      2.486        360        310         50        Libor         4          6           3
   194                                                                                           6 Month
              $77,487.69     $84,800.00   14.875      0.5         360        310         50        Libor         4          6           3
   195                                                                                           6 Month
              $90,786.26     $94,400.00   12.75      2.005        360        302         58        Libor         2          6           3
   196                                                                                           6 Month
             $102,353.52    $115,000.00   11.696     1.883        360        310         50        Libor         4          6           3
   197                                                                                           6 Month
              $65,527.72     $67,500.00     13       0.375        360        304         56        Libor         4          6           3
   198                                                                                           6 Month
              $32,985.60     $34,000.00   14.375      2.13        360        302         58        Libor         2          6           1
   199                                                                                           6 Month
              $66,926.32     $70,400.00   12.375      2.51        360        310         50        Libor         4          6           3
   200                                                                                           6 Month
             $207,837.38    $217,050.00   11.559     1.537        360        310         50        Libor         4          6           3
   201                                                                                           6 Month
             $177,005.12    $185,300.00   12.372     1.902        360        307         53        Libor         3          6           3
   202                                                                                           6 Month
              $59,530.12     $63,375.00   13.25       0.5         360        302         58        Libor         2          6           3
   203                                                                                           6 Month
             $270,647.75    $280,350.00     13        2.48        360        310         50        Libor         4          6           3

ASSUMED ADJUSTABLE RATE MORTGAGE LOANS
*All Adjustable Rate Mortgage Loans Are First
Lien

            AGGREGATE    SUBSEQUENT               MINIMUM     MAXIMUM    REMAINING     NegAm    MONTHS TO     NegAm       NegAm      NegAm      Payment
                          PERIODIC                                                              NEXT                                                         NegAm
  LOAN      PRINCIPAL       RATE        GROSS     MORTGAGE    MORTGAGE    IO TERM       Max      PAYMENT      Recast     Payment    Initial      Reset
                                      MARGIN                                                                Frequency              Recast      Frequency   P & I ($)
 NUMBER    BALANCE ($)     CAP (%)       (%)      RATE (%)    RATE (%)    (MONTHS)    Cap(%)    ADJUSTMENT   (Months)    Cap(%)     (Months)    (Months)
  177        $69,776.20    No Cap       2.25        2.25        9.95         0          115         54          1          7.5        120          12        $293.44
  178       $443,661.44       1         2.25        2.25       13.25        114         115         55          1           0          0           6       $3,836.00
  179       $225,158.46      1.5        7.588      8.029       15.029        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  180        $46,143.47       1         8.125       8.25       14.25         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  181       $248,856.95     1.168       8.375      9.207       15.543        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  182       $244,390.03     1.353       7.235      7.732       14.438        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  183       $393,239.08       1         7.871      8.089       14.39         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  184       $476,289.11       1         8.596      8.768       14.717        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  185     $13,444,959.19     1.1        7.129      7.624       13.904        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  186     $24,966,113.59    1.114       7.183      7.717       13.976        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  187        $32,951.14       1           9          10          16          0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  188       $116,515.96       1         7.55        7.55        12.4         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  189       $116,802.38       1          5.9        5.9        11.65         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  190       $124,068.39       1         7.355      7.497       14.037        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  191        $58,531.67       1         7.125      8.375       14.375        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  192        $67,506.06       1          5.9        5.9         11.9         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  193       $164,831.83       1         7.889      8.759       14.759        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  194        $77,487.69       1         9.55        9.85       15.85         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  195        $90,786.26       1         7.375       7.79       13.79         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  196       $102,353.52       1         6.314       6.55       12.55         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  197        $65,527.72       1          7.5       8.625       14.625        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  198        $32,985.60       1         8.99        9.49       15.49         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  199        $66,926.32       1         7.05        7.05        12.9         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  200       $207,837.38       1         6.55        6.55       12.345        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  201       $177,005.12       1         7.06       7.325       13.325        0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  202        $59,530.12       1         7.93        8.08       14.08         0          N/A        N/A         N/A         N/A        N/A         N/A         N/A
  203       $270,647.75       1         8.375      8.375         14          0          N/A        N/A         N/A         N/A        N/A         N/A         N/A

ASSUMED ADJUSTABLE RATE MORTGAGE LOANS
*All Adjustable Rate Mortgage Loans Are First Lien
                                                  ORIGINAL    ORIGINAL   REMAINING                          MONTHS TO    MONTHS     INITIAL
             AGGREGATE      AGGREGATE     GROSS    EXPENSE   AMORTIZATION TERM TO                           NEXT RATE    BETWEEN    PERIODIC
  LOAN       PRINCIPAL      ORIGINAL     MORTGAGE    FEE        TERM     MATURITY      AGE                  ADJUSTMENT    RATE        RATE
                                         RATE                                                                  DATE               S
 NUMBER     BALANCE ($)    BALANCE ($)     (%)    RATE (%)    (MONTHS)   (MONTHS)    (MONTHS)     INDEX                 ADJUSTMENT  CAP (%)
   204                                                                                          6 Month
             $296,460.33    $308,443.00  12.773     0.435       360         307         53        Libor         3           6          3
   205                                                                                          6 Month
             $239,827.56    $250,000.00  11.875     0.375       360         302         58        Libor         2           6          3
   206                                                                                          6 Month
             $126,497.33    $130,050.00   13.25     2.51        360         310         50        Libor         4           6          3
   207                                                                                          6 Month
             $330,859.90    $338,288.35   10.14     0.647       340         316         24        Libor         4           6        2.295
   208                                                                                          6 Month
              $60,891.79     $63,200.00    13       2.13        360         303         57        Libor         3           6          3
   209                                                                                          6 Month
           $3,444,994.56  $3,580,380.00  12.405     1.619       360         308         52        Libor         4           6        2.919
   210                                                                                          6 Month
           $5,192,114.31  $5,391,465.00  12.629     1.343       360         308         52        Libor         4           6        2.826
 211(1)                                                                                         6 Month
             $509,664.57    $516,000.00   9.15       0.5        480         336         24        Libor         6           6          3
   212                                                                                          6 Month
              $82,180.13     $85,100.00  11.875     0.375       360         312         48        Libor         6           6          3
   213                                                                                          6 Month
              $48,914.17     $51,000.00  13.125     2.055       360         304         56        Libor         4           6          3
   214                                                                                          6 Month
              $56,474.35     $59,000.00  11.875     2.005       360         301         59        Libor         1           6          3
   215                                                                                          6 Month
             $108,951.47    $119,700.00  12.569     1.191       360         311         49        Libor         5           6          3
   216                                                                                          6 Month
              $51,977.70     $54,400.00  13.375     2.055       360         303         57        Libor         3           6          2
   217                                                                                          6 Month
              $33,598.30     $35,000.00  12.125     2.005       360         301         59        Libor         1           6          3
   218                                                                                          6 Month
             $133,158.12    $138,590.00   12.59     1.803       360         309         51        Libor         3           6          3
   219                                                                                          6 Month
              $79,408.39     $86,250.00  11.875      0.5        360         271         89        Libor         1           6          2
   220                                                                                          6 Month
              $82,169.71     $84,870.00  12.875     2.51        360         310         50        Libor         4           6          3
   221                                                                                          6 Month
              $79,125.89     $90,650.00   13.25     0.99        360         307         53        Libor         3           6          3
   222                                                                                          6 Month
             $267,949.55    $268,850.00    8.6       0.5        336         334         26        Libor         4           6         1.5

ASSUMED ADJUSTABLE RATE MORTGAGE LOANS
*All Adjustable Rate Mortgage Loans Are First Lien

            AGGREGATE    SUBSEQUENT                MINIMUM    MAXIMUM    REMAINING    NegAm     MONTHS TO     NegAm       NegAm      NegAm      Payment
                          PERIODIC                                                              NEXT                                                         NegAm
  LOAN      PRINCIPAL       RATE        GROSS     MORTGAGE    MORTGAGE    IO TERM      Max       PAYMENT      Recast     Payment    Initial      Reset
                                                                                                            Frequency              Recast      Frequency   P & I ($)
 NUMBER    BALANCE ($)     CAP (%)    MARGIN (%)  RATE (%)    RATE (%)   (MONTHS)     Cap(%)    ADJUSTMENT   (Months)    Cap(%)     (Months)    (Months)
  204       $296,460.33       1         7.477       7.689      13.632        0         N/A         N/A         N/A         N/A        N/A         N/A         N/A
  205       $239,827.56       1          6.6        6.75       12.75         0         N/A         N/A         N/A         N/A        N/A         N/A         N/A
  206       $126,497.33       1          7.9          8          14          0         N/A         N/A         N/A         N/A        N/A         N/A         N/A
  207       $330,859.90     1.147       5.888       7.656      13.951        0         N/A         N/A         N/A         N/A        N/A         N/A         N/A
  208        $60,891.79       1         7.875       7.875        13          0         N/A         N/A         N/A         N/A        N/A         N/A         N/A
  209     $3,444,994.56     1.155       7.213       7.791      14.324        0         N/A         N/A         N/A         N/A        N/A         N/A         N/A
  210     $5,192,114.31     1.117        7.48       7.899      14.203        0         N/A         N/A         N/A         N/A        N/A         N/A         N/A
 211(1)     $509,664.57       1          5.55       6.15       12.15         0         N/A         N/A         N/A         N/A        N/A         N/A         N/A
  212        $82,180.13       1          6.6        6.65       12.65         0         N/A         N/A         N/A         N/A        N/A         N/A         N/A
  213        $48,914.17       1          7.75       8.25       14.25         0         N/A         N/A         N/A         N/A        N/A         N/A         N/A
  214        $56,474.35       1          6.5         7.5        13.5         0         N/A         N/A         N/A         N/A        N/A         N/A         N/A
  215       $108,951.47       1         7.194       7.613      13.613        0         N/A         N/A         N/A         N/A        N/A         N/A         N/A
  216        $51,977.70       2           8           8        14.625        0         N/A         N/A         N/A         N/A        N/A         N/A         N/A
  217        $33,598.30       1          6.75       7.75       13.75         0         N/A         N/A         N/A         N/A        N/A         N/A         N/A
  218       $133,158.12       1         7.258       7.511      13.469        0         N/A         N/A         N/A         N/A        N/A         N/A         N/A
  219        $79,408.39       1          6.49       11.15      18.15         0         N/A         N/A         N/A         N/A        N/A         N/A         N/A
  220        $82,169.71       1          7.45        8.3        14.3         0         N/A         N/A         N/A         N/A        N/A         N/A         N/A
  221        $79,125.89       1         8.295       8.544      14.373        0         N/A         N/A         N/A         N/A        N/A         N/A         N/A
  222       $267,949.55      1.5         5.5         7.1        14.1         0         N/A         N/A         N/A         N/A        N/A         N/A         N/A

(1) These are dual amortization replines. For the first twenty years they amortize over a forty year schedule and for the next ten years they amortize over a twenty year schedule.

                                              CREDIT SUISSE CONTACTS

------------------------------------------------------------------------------------------------

    ASSET FINANCE
    Kenny Rosenberg                                    (212) 325-3587
    Steve Marchi                                       (212) 325-0785
    Richie Williams                                    (212) 325-7813

    STRUCTURING
    Obi Nwokorie                                       (212) 325-1991
    Kashif Gilani                                      (212) 325-8697
    Harry Jao (Collateral)                             (212) 538-3549

-------------------------------------------------- ---------------------------------------------

                                            $298,114,000 (APPROXIMATE)

                                           GMAC RFC[GRAPHIC OMITTED]

                                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                                 SERIES 2007-SP3

                                            RAAC SERIES 2007-SP3 TRUST
                                                  ISSUING ENTITY

                                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                       DEPOSITOR (SEC FILE NO. 333-140609)

                                         RESIDENTIAL FUNDING COMPANY, LLC
                                           MASTER SERVICER AND SPONSOR

                                                SEPTEMBER 26, 2007

------------------------------------------------------------------------------------------------------------------
                                       CREDIT SUISSE [GRAPHIC OMITTED]

                                   (JOINT LEAD MANAGER AND BOOK RUNNER)

                                            GMAC RFC  [GRAPHIC OMITTED]
                                                (JOINT LEAD MANAGER)

                                                DISCLAIMER

   The  issuer  has filed a  registration  statement  (including  a  prospectus)  with the SEC for the new offering  to which this free  writing  prospectus  relates.  Before  you  invest,  you should  read the prospectus in that  registration  statement  and other  documents the issuer has filed with the SEC for more complete  information  about the issuer and this  offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  Credit Suisse  Securities (USA )
   LLC  will  arrange  to  send  you the  base  prospectus  at no  charge  if you  request  it by  calling
   1-800-221-1037.

   This free writing  prospectus does not contain all  information  that is required to be included in the base  prospectus and the prospectus  supplement.  This free writing  prospectus is not an offer to sell or a solicitation  of an offer to buy these  securities in any state where such offer,  solicitation or sale is not permitted.

   The  information in this free writing  prospectus,  if conveyed  prior to the time of your  contractual commitment  to purchase  any of the  securities,  supersedes  any  information  contained  in any prior similar  materials  relating to the  securities.  The  information  in this free writing  prospectus is preliminary,  and is subject to completion or change.  This free writing  prospectus is being delivered to you solely to provide  you with  information  about the  offering of the  securities  referred to in this free  writing  prospectus  and to solicit an offer to purchase  the  Securities,  when,  as and if issued.  Any  such  offer  to  purchase  made by you will not be  accepted  and will not  constitute  a contractual  commitment by you to purchase any of the securities,  until we have accepted your offer to purchase securities.

   You are advised that the terms of the securities,  and the  characteristics  of the pool assets backing them, may change (due,  among other things,  to the possibility  that the assets that comprise the pool may become  delinquent or defaulted or may be removed or replaced and that similar or different  assets may be added to the  pool,  and that one or more  classes  of  securities  may be  split,  combined  or eliminated),  at any time prior to  issuance or  availability  of a final  prospectus.  You are advised that  securities  may not be issued that have the  characteristics  described in these  materials.  The underwriter's  obligation to sell such  securities to you is  conditioned  on the assets and securities having the  characteristics  described  in these  materials.  If for any  reason  the  issuer  does not deliver such  securities,  the underwriter  will notify you, and neither the issuer nor any underwriter will  have any  obligation  to you to  deliver  all or any  portion  of the  securities  which you have committed  to  purchase,  and none of the  issuer nor any  underwriter  will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

   The  information  in this free writing  prospectus may be based on  preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

   The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you.  If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

                                         NET WAC CAP SCHEDULE (%)

  (Static = Current Index Values (1); Shock = All index values increase to 20.00% beginning in the first period)

    Month     Static(1),(2)Shock(1),(3)   Month    Static(1),(2)Shock(1),(3)   Month     Static(1),(2)Shock(1),(3)
------------ ----------- ------------ ---------- ----------- ------------- ----------- ----------- -----------

     1         14.00       14.00         40        8.90         14.00         79         8.58        10.18
     2         7.69        14.00         41        8.89         14.00         80         8.86        10.50
     3         7.94        14.00         42        9.79         14.00         81         8.56        10.14
     4         7.69        14.00         43        8.87         14.00         82         8.84        10.46
     5         7.68        14.00         44        9.16         14.00         83         8.54        10.10
     6         8.21        14.00         45        8.85         14.00         84         8.53        10.08
     7         7.68        14.00         46        9.14         14.00         85         8.80        10.40
     8         7.93        14.00         47        8.83         14.00         86         8.51        10.04
     9         7.67        14.00         48        8.83         14.00         87         8.78        10.36
    10         7.93        14.00         49        9.11         14.00         88         8.49        10.00
    11         7.67        14.00         50        8.81         14.00         89         8.48        9.98
    12         7.67        14.00         51        9.10         14.00         90         9.37        11.03
    13         7.93        14.00         52        8.82         14.00
    14         7.67        14.00         53        8.84         14.00
    15         7.93        14.00         54        9.45         14.00
    16         7.71        14.00         55        8.83         14.00
    17         7.94        14.00         56        9.11         14.00
    18         9.35        14.00         57        8.81         14.00
    19         8.55        14.00         58        9.10         14.00
    20         8.83        14.00         59        8.79         14.00
    21         8.53        14.00         60        8.78         14.00
    22         8.82        14.00         61        9.07         14.00
    23         8.54        14.00         62        8.76         14.00
    24         8.64        14.00         63        9.04         14.00
    25         8.94        14.00         64        8.74         14.00
    26         8.65        14.00         65        8.73         14.00
    27         8.94        14.00         66        9.62         14.00
    28         8.65        14.00         67        8.71         14.00
    29         8.78        14.00         68        8.99         14.00
    30         9.84        14.00         69        8.69         14.00
    31         8.93        14.00         70        8.97         14.00
    32         9.22        14.00         71        8.67         14.00
    33         8.91        14.00         72        8.66         14.00
    34         9.20        14.00         73        8.94         10.63
    35         8.91        14.00         74        8.64         10.27
    36         8.93        14.00         75        8.91         10.59
    37         9.22        14.00         76        8.62         10.23
    38         8.91        14.00         77        8.61         10.21
    39         9.20        14.00         78        9.52         11.29
--------------------------------------------------------------------------------------------------------------

(1)  Calculated  as the  minimum of (a) the  Available  Funds Cap (after  giving effect to all swap payments made to swap provider) and (b) 14.00%

(2)  Assumes  1-month  LIBOR remains  constant at 5.131%,  6-month LIBOR remains constant at 5.095%,  1-year LIBOR remains constant at 4.904%,and 1-year CMT remains  constant  at 4.101% and run at  Pricing  Speed to  optional  call.
     Payments, if any, are made to the Swap Provider.

(3)  Assumes 1-month LIBOR,  6-month LIBOR, 1-year LIBOR and 1-year CMT increase instantaneously  to 20% at the Pricing  Speed to the 10% optional  clean-up call  date.  In the  "Shock"  scenario,  the Net WAC  rate  includes  funds received from the SWAP & Yield Maintenance providers.

..

                                       CLASS A SENSITIVITY ANALYSIS
                                            TO 10% CALL (1)(2)

------------------------------------ ------------- -------------- ------------- -------------- --------------
                                            50% PPC       75% PPC       100% PPC      125% PPC       150% PPC
                                      ------------- -------------- ------------- -------------- --------------
                A-1
            WAL (YEARS)                  4.52          3.01           2.12          1.37           1.06
  PRINCIPAL WINDOW BEGIN (MONTHS)         1              1             1              1              1
   PRINCIPAL WINDOW END (MONTHS)         180            122            90            69             30
                                     ------------- -------------- ------------- -------------- --------------

                                       CLASS A SENSITIVITY ANALYSIS
                                            TO MATURITY(1)(2)

------------------------------------ ------------- -------------- ------------- -------------- --------------
                                            50% PPC       75% PPC       100% PPC      125% PPC       150% PPC
                                     ------------- -------------- ------------- -------------- --------------
                A-1
            WAL (YEARS)                  4.83          3.27           2.32          1.50           1.06
  PRINCIPAL WINDOW BEGIN (MONTHS)         1              1             1              1              1
   PRINCIPAL WINDOW END (MONTHS)         340            277           218            175            30
                                     ------------- -------------- ------------- -------------- --------------

(1)      Assumes  1-month LIBOR  remains  constant at 5.131%,  6-month  LIBOR remains  constant at 5.095%,
         1-year LIBOR remains  constant at 4.904% and 1-year CMT remains constant at 4.101% and run at the Pricing Speed with no losses and trigger is not in effect.
..
(2)      Assumes an OC Floor of 0.50% of the Cut-off Date Balance

                                       CLASS M SENSITIVITY ANALYSIS
                                            TO 10% CALL(1)(2)

------------------------------------ ------------- -------------- ------------- -------------- --------------
                                           50% PPC       75% PPC       100% PPC      125% PPC       150% PPC
                                     ------------- -------------- ------------- -------------- --------------
                M-1
            WAL (YEARS)                  9.81          6.54           5.21          5.45           4.49
  PRINCIPAL WINDOW BEGIN (MONTHS)         56            37             45            55             30
   PRINCIPAL WINDOW END (MONTHS)         180            122            90            69             55
                                     ------------- -------------- ------------- -------------- --------------
                                     ------------- -------------- ------------- -------------- --------------
                M-2
            WAL (YEARS)                  9.81          6.54           5.02          4.56           3.85
  PRINCIPAL WINDOW BEGIN (MONTHS)         56            37             41            45             39
   PRINCIPAL WINDOW END (MONTHS)         180            122            90            69             55
                                     ------------- -------------- ------------- -------------- --------------
                                     ------------- -------------- ------------- -------------- --------------
                M-3
            WAL (YEARS)                  9.81          6.54           4.95          4.25           3.50
  PRINCIPAL WINDOW BEGIN (MONTHS)         56            37             39            42             36
   PRINCIPAL WINDOW END (MONTHS)         180            122            90            69             55
                                     ------------- -------------- ------------- -------------- --------------
                                     ------------- -------------- ------------- -------------- --------------
                M-4
            WAL (YEARS)                  0.70          0.72           0.74          0.77           0.80
  PRINCIPAL WINDOW BEGIN (MONTHS)         1              1             1              1              1
   PRINCIPAL WINDOW END (MONTHS)          18            19             20            21             23
------------------------------------ ------------- -------------- ------------- -------------- --------------

                                       CLASS M SENSITIVITY ANALYSIS
                                            TO MATURITY(1)(2)

------------------------------------ ------------- -------------- ------------- -------------- --------------
                                           50% PPC       75% PPC       100% PPC      125% PPC       150% PPC
                                     ------------- -------------- ------------- -------------- --------------
                M-1
            WAL (YEARS)                 10.77          7.33           5.83          6.34           6.24
  PRINCIPAL WINDOW BEGIN (MONTHS)         56            37             45            55             30
   PRINCIPAL WINDOW END (MONTHS)         319            247           191            152            144
                                     ------------- -------------- ------------- -------------- --------------
                                     ------------- -------------- ------------- -------------- --------------
                M-2
            WAL (YEARS)                 10.74          7.29           5.60          5.04           4.24
  PRINCIPAL WINDOW BEGIN (MONTHS)         56            37             41            45             39
   PRINCIPAL WINDOW END (MONTHS)         304            231           176            140            114
                                     ------------- -------------- ------------- -------------- --------------
                                     ------------- -------------- ------------- -------------- --------------
                M-3
            WAL (YEARS)                 10.67          7.23           5.48          4.68           3.86
  PRINCIPAL WINDOW BEGIN (MONTHS)         56            37             39            42             36
   PRINCIPAL WINDOW END (MONTHS)         284            210           158            125            101
                                     ------------- -------------- ------------- -------------- --------------
                                     ------------- -------------- ------------- -------------- --------------
                M-4
            WAL (YEARS)                  0.70          0.72           0.74          0.77           0.80
  PRINCIPAL WINDOW BEGIN (MONTHS)         1              1             1              1              1
   PRINCIPAL WINDOW END (MONTHS)          18            19             20            21             23
------------------------------------ ------------- -------------- ------------- -------------- --------------

(1)      Assumes  1-month LIBOR  remains  constant at 5.131%,  6-month  LIBOR remains  constant at 5.095%,
         1-year LIBOR remains  constant at 4.904% and 1-year CMT remains constant at 4.101% and run at the Pricing Speed with no losses and trigger is not in effect.
(2)      Assumes an OC Floor of 0.50% of the Cut-off Date Balance

                                            EXCESS SPREAD TABLE

      ---------- ------------- ---------- --------- ----------- ----------- --------- ------------ ------------
                      Static     Fwd                  Static      Fwd                     Static         Fwd
                   INDICES(1)   INDICES(2)           INDICES(1)  INDICES(2)            INDICES(1)    INDICES(2)
         Month        (bps)       (bps)      Month     (bps)       (bps)      Month       (bps)        (bps)

          1         4.76         4.76       40        3.36        3.41        79         3.09         3.03
          2         1.92         1.91       41        3.36        3.42        80         3.27         3.20
          3         1.99         1.98       42        3.81        3.87        81         3.07         2.98
          4         1.94         1.92       43        3.36        3.43        82         3.24         3.17
          5         1.95         1.92       44        3.51        3.56        83         3.05         2.96
          6         2.09         2.08       45        3.36        3.41        84         3.04         2.95
          7         1.97         1.99       46        3.51        3.56        85         3.21         3.13
          8         2.05         2.07       47        3.36        3.42        86         3.01         2.91
          9         2.00         2.04       48        3.36        3.44        87         3.19         3.09
         10         2.09         2.09       49        3.51        3.58        88         2.99         2.88
         11         2.03         2.03       50        3.37        3.42        89         2.98         2.86
         12         2.05         2.07       51        3.52        3.56        90         3.53         3.46
         13         2.15         2.17       52        3.40        3.44
         14         2.09         2.12       53        3.43        3.49
         15         2.19         2.22       54        3.73        3.81
         16         2.18         2.21       55        3.42        3.49
         17         2.40         2.45       56        3.56        3.62
         18         3.33         3.43       57        3.40        3.45
         19         3.03         3.16       58        3.55        3.60
         20         3.19         3.28       59        3.39        3.44
         21         3.08         3.16       60        3.38        3.44
         22         3.22         3.31       61        3.51        3.58
         23         3.12         3.21       62        3.36        3.41
         24         3.24         3.31       63        3.49        3.55
         25         3.40         3.44       64        3.33        3.39
         26         3.28         3.31       65        3.32        3.38
         27         3.42         3.44       66        3.76        3.84
         28         3.32         3.35       67        3.30        3.36
         29         3.45         3.51       68        3.44        3.50
         30         4.03         4.09       69        3.28        3.32
         31         3.64         3.69       70        3.42        3.47
         32         3.79         3.83       71        3.26        3.30
         33         3.67         3.69       72        3.24        3.30
         34         3.82         3.85       73        3.34        3.32
         35         3.72         3.76       74        3.15        3.10
         36         3.76         3.81       75        3.32        3.27
         37         3.91         3.96       76        3.13        3.06
         38         3.62         3.67       77        3.11        3.05
         39         3.61         3.65       78        3.66        3.64
      ---------------------------------------------------------------------------------------------------------

(1)    Assumes 1-month LIBOR remains constant at 5.131%,  6-month LIBOR remains constant at 5.095%,
       1-year LIBOR  remains  constant at 4.904% and 1-year CMT remains  constant at 4.101% and run at the Pricing Speed to call.  Assumes payments are received,  if any, from the related Swap
       Agreement  and Yield  Maintenance  Agreement  and  payments  are made,  if any,  to the Swap
       Provider.

(2)    Assumes  1-month  Forward  LIBOR,  6-month  Forward  LIBOR,  1-year Forward LIBOR and 1-year
       Forward CMT  instantaneously,  and run at the Pricing  Speed to call.  Assumes  payments are received from the related Swap  Agreement and Yield  Maintenance  Agreement and payments are made, if any, to the Swap Provider.

(3)        Assumes an OC Floor of 0.50% of the Cut-off Date Balance

                                            BREAK-EVEN TABLES

         ------------------------- ---------------------------------- ----------------------------------- ----------------------------------
                                               30% Severity                       40% Severity                       50% Severity
                                           CDR        Collateral Loss         CDR        Collateral Loss      CDR Break        Collateral
                                        Break (%)           (%)            Break (%)           (%)               (%)            Loss (%)
          ------------------------- ----------------- ---------------- ----------------- ----------------- ---------------- -----------------
                                      CDR BREAK        COLLATERAL        CDR BREAK      COLLATERAL LOSS         CDR        COLLATERAL LOSS
                                         (%)            LOSS (%)            (%)               (%)            BREAK (%)           (%)
         Class M1                       50.21             20.93            30.38             21.68             21.6             22.13
         Class M2                       27.45             15.35            18.31             15.90             13.7             16.24
         Class M3                       19.62             12.48            13.72             13.01             10.55            13.35
         Class M4                       18.83             12.15            13.26             12.69             10.23            13.04
         ------------------------- ----------------- ---------------- ----------------- ----------------- ---------------- -----------------

The tables above display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, where the referenced Certificate first incurs a writedown.
Calculations are run to maturity. Other assumptions incorporated include:

(1)     The Pricing Prepayment Assumptions are applied

(2)     All indices ran at Forward LIBOR curve
(3)     Trigger Event in effect
(4)     There is a 12 month lag in recoveries, with 100% servicer advancing principal and interest
(5)     Assumes bonds pay on 25th of each month
(6)     Assumes an OC Floor of 0.50% of the Cut-off Date Balance.

                                          CREDIT SUISSE CONTACTS

------------------------------------------------------------------------------------------------

    ASSET FINANCE
    Kenny Rosenberg                                    (212) 325-3587
    Steve Marchi                                       (212) 325-0785
    Richie Williams                                    (212) 325-7813

    STRUCTURING
    Obi Nwokorie                                       (212) 325-1991
    Kashif Gilani                                      (212) 325-8697
    Harry Jao (Collateral)                             (212) 538-3549

-------------------------------------------------- ---------------------------------------------